EXECUTION COPY



           WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC 2004-HE1 TRUST,

                                     Issuer,


                                       and


                         U.S. BANK NATIONAL ASSOCIATION

                                Indenture Trustee


                                       and


                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                  Paying Agent


                            ------------------------


                                    INDENTURE

                            ------------------------


                            Dated as of June 24, 2004


                   WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
                       ASSET-BACKED NOTES, SERIES 2004-HE1

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I   Definitions........................................................2

 Section 1.01  Definitions.....................................................2

 Section 1.02  Incorporation by Reference of Trust Indenture Act...............2

 Section 1.03  Rules of Construction...........................................2

ARTICLE II  Original Issuance of Notes.........................................3

 Section 2.01  Form............................................................3

 Section 2.02  Execution, Authentication and Delivery..........................3

ARTICLE III Covenants..........................................................4

 Section 3.01  Collection of Payments with Respect to the Mortgage Loans.......4

 Section 3.02  Maintenance of Office or Agency.................................4

 Section 3.03  Money for Payments to Be Held in Trust; Paying Agent............4

 Section 3.04  Existence.......................................................5

 Section 3.05  Priority of Distributions; Defaulted Interest...................6

 Section 3.06  Protection of Trust Estate.....................................11

 Section 3.07  Opinions as to Trust Estate....................................12

 Section 3.08  Performance of Obligations; Servicing Agreement................12

 Section 3.09  Negative Covenants.............................................12

 Section 3.10  Annual Statement as to Compliance..............................13

 Section 3.11  Recordation of Assignments.....................................13

 Section 3.12  Representations and Warranties Concerning the Mortgage Loans...13

 Section 3.13  Assignee of Record of the Mortgage Loans.......................14

 Section 3.14  Servicer as Agent and Bailee of the Indenture Trustee..........14

 Section 3.15  Investment Company Act.........................................14

 Section 3.16  Issuer May Consolidate, etc....................................14

 Section 3.17  Successor or Transferee........................................16

 Section 3.18  No Other Business..............................................16

 Section 3.19  No Borrowing...................................................16

 Section 3.20  Guarantees, Loans, Advances and Other Liabilities..............16

 Section 3.21  Capital Expenditures...........................................16

 Section 3.22  Owner Trustee Not Liable for Certificates
                or Related Documents..........................................16

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                                TABLE OF CONTENTS

                                                                            Page

 Section 3.23  Restricted Payments............................................17

 Section 3.24  Notice of Events of Default....................................17

 Section 3.25  Further Instruments and Acts...................................17

 Section 3.26  Statements to Noteholders......................................17

 Section 3.27  Determination of Note Rate.....................................18

 Section 3.28  Payments under the Policy......................................18

 Section 3.29  Additional Enhancement.........................................19

 Section 3.30  Additional Representations of Issuer...........................20

 Section 3.31  Yield Maintenance Agreement....................................20

 Section 3.32  Preference Claims under Policy.................................21

ARTICLE IV  The Notes; Satisfaction And Discharge Of Indenture................22

 Section 4.01  The Notes......................................................22

 Section 4.02  Registration of and Limitations on Transfer and Exchange
               of Notes; Appointment of Certificate Registrar.................23

 Section 4.03  Mutilated, Destroyed, Lost or Stolen Notes.....................24

 Section 4.04  Persons Deemed Owners..........................................24

 Section 4.05  Cancellation...................................................25

 Section 4.06  Book-Entry Notes...............................................25

 Section 4.07  Notices to Depository..........................................26

 Section 4.08  Definitive Notes...............................................26

 Section 4.09  Tax Treatment..................................................26

 Section 4.10  Satisfaction and Discharge of Indenture........................26

 Section 4.11  Application of Trust Money.....................................27

 Section 4.12  Subrogation and Cooperation....................................28

 Section 4.13  Repayment of Monies Held by Paying Agent.......................29

 Section 4.14  Temporary Notes................................................29

ARTICLE V   Default And Remedies..............................................29

 Section 5.01  Events of Default..............................................29

 Section 5.02  Acceleration of Maturity; Rescission and Annulment.............29

 Section 5.03  Collection of Indebtedness and Suits for Enforcement
                by Indenture Trustee..........................................30

 Section 5.04  Remedies; Priorities...........................................32

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                                TABLE OF CONTENTS

                                                                            Page

 Section 5.05  Optional Preservation of the Trust Estate......................34

 Section 5.06  Limitation of Suits............................................34

 Section 5.07  Unconditional Rights of Noteholders to Receive
                 Principal and Interest.......................................35

 Section 5.08  Restoration of Rights and Remedies.............................35

 Section 5.09  Rights and Remedies Cumulative.................................35

 Section 5.10  Delay or Omission Not a Waiver.................................36

 Section 5.11  Control by Enhancer or Noteholders.............................36

 Section 5.12  Waiver of Past Defaults........................................36

 Section 5.13  Undertaking for Costs..........................................37

 Section 5.14  Waiver of Stay or Extension Laws...............................37

 Section 5.15  Sale of Trust Estate...........................................37

 Section 5.16  Action on Notes................................................39

 Section 5.17  Performance and Enforcement of Certain Obligations.............39

ARTICLE VI  The Indenture Trustee and the Paying Agent........................40

 Section 6.01  Duties of Indenture Trustee and the Paying Agent...............40

 Section 6.02  Rights of Indenture Trustee and Paying Agent...................42

 Section 6.03  Individual Rights of Indenture Trustee and the Paying Agent....44

 Section 6.04  Disclaimer of the Indenture Trustee and Paying Agent...........44

 Section 6.05  Notice of Event of Default.....................................44

 Section 6.06  Reports by Paying Agent to Noteholders.........................44

 Section 6.07  Compensation and Indemnity.....................................44

 Section 6.08  Replacement of Indenture Trustee or Paying Agent...............45

 Section 6.09  Successor Indenture Trustee or Paying Agent by Merger..........47

 Section 6.10  Appointment of Co-Indenture Trustee or
                 Separate Indenture Trustee...................................48

 Section 6.11  Eligibility; Disqualification..................................49

 Section 6.12  Preferential Collection of Claims Against Issuer...............49

 Section 6.13  Representations and Warranties.................................49

 Section 6.14  Directions to Indenture Trustee................................50

 Section 6.15  Indenture Trustee May Own Securities...........................51

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                                TABLE OF CONTENTS

                                                                            Page

 Section 6.16  Rights of Paying Agent, Certificate Paying Agent,
                 Note Registrar and Certificate Registrar.....................51

ARTICLE VII Noteholders' Lists and Reports....................................51

 Section 7.01  Issuer to Furnish Paying Agent Names and Addresses
                 of Noteholders...............................................51

 Section 7.02  Preservation of Information; Communications to Noteholders.....51

 Section 7.03  Reports by Issuer..............................................52

 Section 7.04  Reports by Indenture Trustee...................................52

ARTICLE VIII Accounts, Disbursements and Releases.............................52

 Section 8.01  Collection of Money............................................52

 Section 8.02  Trust Accounts.................................................53

 Section 8.03  Officer's Certificate..........................................53

 Section 8.04  Termination Upon Distribution to Noteholders...................54

 Section 8.05  Release of Trust Estate........................................54

 Section 8.06  Surrender of Notes Upon Final Payment..........................54

ARTICLE IX  Supplemental Indentures...........................................54

 Section 9.01  Supplemental Indentures Without Consent of Noteholders.........54

 Section 9.02  Supplemental Indentures With Consent of Noteholders............56

 Section 9.03  Execution of Supplemental Indentures...........................57

 Section 9.04  Effect of Supplemental Indenture...............................57

 Section 9.05  Conformity with Trust Indenture Act............................57

 Section 9.06  Reference in Notes to Supplemental Indentures..................58

ARTICLE X   Miscellaneous.....................................................58

 Section 10.01 Compliance Certificates and Opinions, etc......................58

 Section 10.02 Form of Documents Delivered to Indenture Trustee or
                 the Paying Agent.............................................60

 Section 10.03 Acts of Noteholders............................................60

 Section 10.04 Notices, etc., to Indenture Trustee, Paying Agent, Issuer,
                Enhancer, Yield Maintenance Provider and Rating Agencies......61

 Section 10.05 Notices to Noteholders; Waiver.................................62

 Section 10.06 Alternate Payment and Notice Provisions........................62

 Section 10.07 Conflict with Trust Indenture Act..............................63

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                                TABLE OF CONTENTS

                                                                            Page

 Section 10.08 Effect of Headings.............................................63

 Section 10.09 Successors and Assigns.........................................63

 Section 10.10 Severability...................................................63

 Section 10.11 Benefits of Indenture..........................................63

 Section 10.12 Legal Holidays.................................................63

 Section 10.13 GOVERNING LAW..................................................63

 Section 10.14 Counterparts...................................................64

 Section 10.15 Recording of Indenture.........................................64

 Section 10.16 Issuer Obligation..............................................64

 Section 10.17 No Petition....................................................64

 Section 10.18 Inspection.....................................................64

EXHIBITS

Exhibit A   -  Form of Notes
Appendix A  -  Definitions

SCHEDULE I

                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                      ACT OF 1939 AND INDENTURE PROVISIONS*

  Trust Indenture
    Act Section                                      Indenture Section

     310(a)(1).................................              6.11
        (a)(2).................................              6.11
        (a)(3).................................              6.10
        (a)(4).................................         Not Applicable
        (a)(5).................................              6.11
        (b)....................................              6.08, 6.11
        (c)....................................         Not Applicable
     311(a)....................................              6.12
        (b)....................................              6.12
        (c)....................................         Not Applicable
     312(a)....................................              7.01, 7.02(a)
        (b)....................................              7.02(b)
        (c)....................................              7.02(c)
     313(a)....................................              7.04
        (b)....................................              7.04
        (c)....................................              7.03(a)(iii), 7.04
        (d)....................................              7.04
     314(a)....................................              3.10, 7.03(a)
         (b)...................................              3.07
        (c)(1).................................              8.05(c), 10.01(a)
        (c)(2).................................              8.05(c), 10.01(a)
        (c)(3).................................         Not Applicable
        (d)(1).................................              8.05(c), 10.01(b)
        (d)(2).................................              8.05(c), 10.01(b)
        (d)(3).................................              8.05(c), 10.01(b)
        (e)....................................             10.01(a)
     315(a)....................................              6.01(b)
        (b)....................................              6.05
        (c)....................................              6.01(a)
        (d)....................................              6.01(c)
        (d)(1).................................              6.01(c)
        (d)(2).................................              6.01(c)
        (d)(3).................................              6.01(c)
        (e)....................................              5.13
     316(a)(1)(A)..............................              5.11
     316(a)(1)(B)..............................              5.12
     316(a)(2).................................         Not Applicable
     316(b)....................................              5.07
     317(a)(1).................................              5.04
     317(a)(2).................................              5.03(d)
     317(b)....................................              3.03(a)
     318(a)....................................             10.07

---------------
*This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

         This Indenture, dated as of June 24, 2004, is among Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust, a Delaware statutory trust, as issuer (the "Issuer"), U.S. Bank National Association, as indenture trustee (the "Indenture Trustee") and Wachovia Bank, National Association, the paying agent (the "Paying Agent").

                                   WITNESSETH:

         Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Issuer's Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1, Class A (the "Notes") and the Enhancer.

                                GRANTING CLAUSE:

         The Issuer hereby Grants to the Indenture Trustee, all of the Issuer's right, title and interest in and to all of the following: (a) the Initial Mortgage Loans and any Subsequent Mortgage Loans (together with the Cut-Off Date Principal Balances and any Additional Balances arising thereafter to and including the date immediately preceding the commencement of the Rapid Amortization Period), and all monies due or to become due thereunder; (b) the Note Payment Account, and all funds on deposit or credited thereto from time to time and all proceeds thereof; (c) the Funding Account, and all funds on deposit or credited thereto from time to time; (d) the Yield Maintenance Agreement; (e) all hazard insurance policies; (f) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas and other minerals, consisting of, arising from, or relating to, any of the foregoing; and (g) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The foregoing Grant shall inure to the benefit of the Enhancer in respect of draws made on the Policy and amounts owing from time to time pursuant to the Insurance Agreement (regardless of whether such amounts relate to the Notes or the Certificates), and such Grant shall continue in full force and effect for the benefit of the Enhancer until all such amounts owing to it have been repaid in full.

         Each of the Mortgage Loan Schedules is hereby incorporated by reference and made a part of this Indenture.

         The Indenture Trustee, as trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                   ARTICLE I

                                   Definitions

         Section 1.01 Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         Section 1.03 Rules of Construction. Unless the context otherwise requires:

         (a) a term has the meaning assigned to it;

         (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

         (c) "or" includes "and/or";

         (d) "including" means "including without limitation";

         (e) words in the singular include the plural and words in the plural include the singular;

         (f) the term  "proceeds" has the meaning  ascribed  thereto in the UCC;
and

         (g) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           Original Issuance of Notes

         Section 2.01 Form. The Notes together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

         The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

         The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

         Section 2.02 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes for original issue in an aggregate initial principal amount of $1,000,000,000.

         Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes and shall be issuable in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                  ARTICLE III

                                    Covenants

         Section 3.01 Collection of Payments with Respect to the Mortgage Loans. The Paying Agent shall establish and maintain with itself the Note Payment Account in which the Paying Agent shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Paying Agent shall distribute all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Note Payment Account.

         Section 3.02 Maintenance of Office or Agency. The Issuer will maintain in the City of Minneapolis, Minnesota, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Paying Agent to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Paying Agent with the address thereof, such surrenders, notices and demands may be made or served at its Corporate Trust Office, and the Issuer hereby appoints the Paying Agent as its agent to receive all such surrenders, notices and demands.

         Section 3.03 Money for Payments to Be Held in Trust; Paying Agent. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Paying Agent or by the Indenture Trustee or another paying agent appointed by the Indenture Trustee pursuant to Section 6.08 to act as Paying Agent hereunder and under the Servicing Agreement, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints Wachovia Bank, National Association to act as initial Paying Agent hereunder and under the Servicing Agreement. Wachovia Bank, National Association hereby accepts such appointment. The Issuer will cause each Paying Agent other than the initial Paying Agent or the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee or the initial Paying Agent acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

         (a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

         (b) give the Indenture Trustee and the Enhancer written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

         (c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, except in the case where the same party is both the Indenture Trustee and the Paying Agent, in which case no such written request will be needed, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

         (d) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes, if at any time it ceases to be the Certificate Paying Agent or to meet the standards required to be met by a paying agent at the time of its appointment;

         (e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

         (f) deliver to the Indenture Trustee and the Paying Agent, except in the case where such party is both the Indenture Trustee and the Paying Agent, in which case no such delivery is required, a copy of the statement to Noteholders prepared with respect to each Payment Date by the Servicer pursuant to Section
4.01 of the Servicing Agreement.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.
         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or the Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or the Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or the Paying Agent, before being required to make any such repayment, shall at the expense and written direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee or the Paying Agent may also adopt and employ, at the expense and written direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders the Notes which have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or the Paying Agent, at the last address of record for each such Noteholder).

         Section 3.04 Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

         Section 3.05 Priority of Distributions; Defaulted Interest.

         (a) In accordance with Section 3.04(b) of the Servicing Agreement, the priority of distributions on each Payment Date from Principal Collections and Interest Collections with respect to the Mortgage Loans, any optional advance of delinquent principal and/or interest on the Mortgage Loans made by the Servicer in respect of the related Collection Period, any amounts received by the Paying Agent under the Yield Maintenance Agreement with respect to such Payment Date, any Deficiency Amount with respect to Mortgage Loans or the Notes deposited into the Note Payment Account, and any amounts transferred to the Note Payment Account from the Funding Account pursuant to Section 3.19 of the Servicing Agreement and any amounts transferred from the Custodial Account to the Distribution Account for distribution hereunder, is as follows:

                  (i) During the Revolving Period:

                           (1) from available Interest Collections (exclusive of
                  the pro rata portion of interest attributable to Additional Balances represented by the Additional Balance Increase Amount that has been withdrawn from the Custodial Account pursuant to
                  Section 3.04(a) of the Servicing Agreement), to the Enhancer, the amount of the premium for the Policy and any unpaid premium for the Policy, with interest thereon as provided in the Insurance Agreement;

                           (2) (x) from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by the Additional Balance Increase Amount that has been withdrawn from the Custodial
                  Account pursuant to Section 3.04(a) of the Servicing Agreement), payments received under the Yield Maintenance Agreement, if any, and any Deficiency Amount paid with respect to the Notes and deposited into the Note Payment Account pursuant to Section 3.28(a)(ii), to the Note Payment Account, for payment by the Paying Agent to the Noteholders, interest for the related Interest Period at the Note Rate on the Note Balance immediately prior to such Payment Date, other than any Interest Shortfalls and excluding any Relief Act Shortfalls allocated thereto pursuant to Section 3.05(e), and (y) from the pro rata portion of interest attributable to Additional Balances represented by the Additional Balance Increase Amount, to pay to the holders of the Certificates interest on the Additional Balance Increase Amount;

                           (3) from Net Principal Collections, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

                           (4) any remaining Net  Principal  Collections  to the
                  Funding Account as set forth in the Servicing Agreement;

                           (5) from any remaining amounts,  to the Enhancer,  to
                  reimburse it for prior draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;

                           (6) on and after the  Payment  Date in October  2004,
                  from Excess Spread, to the Funding Account, the amount necessary so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

                           (7) from remaining Excess Spread, to the Distribution
                  Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

                           (8) from any remaining amounts, to the Enhancer,  any
                  other amounts owed to the Enhancer, with interest thereon, pursuant to the Insurance Agreement;

                           (9) from any  remaining  Excess  Spread,  to the Note
                  Payment Account, for payment by the Paying Agent to the Noteholders any Interest Shortfalls for such Payment Date and any prior Payment Dates to the extent not previously paid, together with interest thereon at the Note Rate (as adjusted from time to time);

                           (10) from any remaining amounts, (x) to the Indenture
                  Trustee, any amounts owing to the Indenture Trustee and (y) to the Paying Agent, any amounts owing to the Paying Agent, in each case pursuant to Section 6.07 to the extent remaining unpaid; and

                           (11) any remaining amounts, to the Distribution Account, for distribution to the holders of the Certificates by the Certificate Paying Agent in accordance with the Trust Agreement.

                  (ii) During the Managed Amortization Period:

                           (1) from available Interest Collections (exclusive of
                  the pro rata portion of interest attributable to Additional Balances represented by the Additional Balance Increase Amount that has been withdrawn from the Custodial Account pursuant to
                  Section 3.04(a) of the Servicing Agreement), to the Enhancer, the amount of the premium for the Policy and any unpaid premium for the Policy, with interest thereon as provided in the Insurance Agreement;

                           (2) (x) from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by the Additional Balance Increase Amount that has been withdrawn from the Custodial
                  Account pursuant to Section 3.04(a) of the Servicing Agreement), payments received under the Yield Maintenance Agreement, if any, and any Deficiency Amount with respect to the Notes deposited into the Note Payment Account pursuant to
                  Section 3.28(a)(ii), to the Note Payment Account, for payment by the Paying Agent to the Noteholders, interest for the related Interest Period at the related Note Rate on the Note Balance immediately prior to such Payment Date, other than any

                  Interest Shortfalls and excluding any Relief Act Shortfalls allocated thereto pursuant to Section 3.05(e), and (y) from the pro rata portion of interest attributable to Additional Balances represented by the Additional Balance Increase Amount, to pay interest to the holders of the Certificates on the Additional Balance Increase Amount;

                           (3) from Net Principal Collections, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

                           (4) from any remaining  amounts,  to the Note Payment
                  Account, the Principal Distribution Amount for payment by the Paying Agent to the Noteholders, including any amount on deposit in the Note Payment Account on such Payment Date pursuant to Section 3.28(a)(iii), until the Note Balance of the Notes has been reduced to zero;

                           (5) from any remaining amounts,  to the Enhancer,  to
                  reimburse it for prior draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;

                           (6) on and after the  Payment  Date in October  2004,
                  from Excess Spread, to the Note Payment Account, the amount necessary to be applied on such Payment Date for payment by the Paying Agent to the Noteholders, on a pro rata basis, so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

                           (7) from remaining Excess Spread, to the Distribution
                  Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

                           (8) from any remaining amounts, to the Enhancer,  any
                  other amounts owed to the Enhancer, with interest thereon, pursuant to the Insurance Agreement;

                           (9) from any  remaining  Excess  Spread,  to the Note
                  Payment Account, for payment by the Paying Agent to the Noteholders any Interest Shortfalls for such Payment Date and any prior Payment Dates to the extent not previously paid, together with interest thereon at the Note Rate (as adjusted from time to time);

                           (10) from any remaining amounts, (x) to the Indenture
                  Trustee, any amounts owing to the Indenture Trustee and (y) to the Paying Agent, any amounts owing to the Paying Agent, in each case pursuant to Section 6.07 to the extent remaining unpaid; and

                           (11) any remaining amounts, to the Distribution Account, for distribution to the holders of the Certificates by the Certificate Paying Agent in accordance with the Trust Agreement.

                  (iii) During the Rapid Amortization Period:

                           (1) from available Interest Collections (exclusive of
                  the pro rata portion of interest attributable to Additional Balances represented by the Additional Balance Increase Amount that has been withdrawn from the Custodial Account pursuant to
                  Section 3.04(a) of the Servicing Agreement), to the Enhancer, the amount of the premium for the Policy and any unpaid premium for the Policy, with interest thereon as provided in the Insurance Agreement;

                           (2) (x) from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by the Additional Balance Increase Amount that has been withdrawn from the Custodial
                  Account pursuant to Section 3.04(a) of the Servicing Agreement), payments received under the Yield Maintenance Agreement, if any, and any Deficiency Amount with respect to the Notes deposited into the Note Payment Account pursuant to
                  Section 3.28(a)(ii), to the Note Payment Account, for payment by the Paying Agent to the Noteholders, interest for the related Interest Period at the related Note Rate on the Note Balance immediately prior to such Payment Date, other than any Interest Shortfalls and excluding any Relief Act Shortfalls allocated thereto pursuant to Section 3.05(e), and (y) from the pro rata portion of interest attributable to Additional Balances represented by the Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the Additional Balance Increase Amount;

                           (3) from any remaining  amounts,  to the Note Payment
                  Account, the Principal Distribution Amount for payment by the Paying Agent to the Noteholders, on a pro rata basis, including any amount on deposit in the Note Payment Account on such Payment Date pursuant to Section 3.28(a)(iii), until the Note Balance of the Notes has been reduced to zero;

                           (4) from Principal  Collections,  to the Distribution
                  Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

                           (5) from any remaining amounts,  to the Enhancer,  to
                  reimburse it for prior draws made on the Policy, with interest thereon as provided in the Insurance Agreement;

                           (6) on and after the  Payment  Date in October  2004,
                  from Excess Spread, to the Note Payment Account, the amount necessary to be applied on such Payment Date for payment by the Paying Agent to the Noteholders, so that the
                  Overcollateralization Amount is not less than the Overcollateralization Target Amount;

                           (7) from remaining Excess Spread, to the Distribution
                  Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

                           (8) from any remaining amounts, to the Enhancer,  any
                  other amounts owed to the Enhancer, with interest thereon, pursuant to the Insurance Agreement;

                           (9) from any  remaining  Excess  Spread,  to the Note
                  Payment Account, for payment by the Paying Agent to the Noteholders any Interest Shortfalls for such Payment Date and any prior Payment Dates to the extent not previously paid, together with interest thereon at the Note Rate (as adjusted from time to time);

                           (10) from any remaining amounts, (x) to the Indenture
                  Trustee, any amounts owing to the Indenture Trustee and (y) to the Paying Agent, any amounts owing to the Paying Agent, in each case pursuant to Section 6.07 to the extent remaining unpaid; and

                           (11) any remaining amounts, to the Distribution Account, for distribution to the holders of the Certificates by the Certificate Paying Agent in accordance with the Trust Agreement.

         For purposes of the foregoing, the Note Balance on each Payment Date during the Amortization Periods will be reduced on a pro rata basis (any such reduction, an "Unpaid Principal Amount") by the Liquidation Loss Amounts (other than amounts allocated in respect of the Excluded Amount) for such Payment Date, but only to the extent that such Liquidation Loss Amounts are not otherwise covered by payments made pursuant to clauses (ii)(4) or (ii)(6) during the
Managed Amortization Period, and (iii)(3) or (iii)(6) during the Rapid Amortization Period, or by a draw on the Policy, and the Overcollateralization Amount for that Payment Date is zero.

         (b) On each Payment Date, the Paying Agent shall apply, from amounts on deposit in the Note Payment Account, and in accordance with the Servicing Certificate, the amounts set forth above in the order of priority set forth in
Section 3.05(a). The Indenture Trustee and the Paying Agent shall be entitled to rely conclusively on the accuracy and completeness of each Servicing Certificate delivered to it by the Servicer and neither the Indenture Trustee nor the Paying Agent shall be obligated, absent manifest error, to verify, recalculate, reconcile or recompute any amount contained in such Servicing Certificate.

         (c) Amounts paid to Noteholders shall be paid in respect of the Notes in accordance with the applicable percentage as set forth in paragraph (d) below. Interest on the Notes will be computed on the basis of the actual number of days in each Interest Period and a 360-day year. Interest will be paid to the Notes on a pari passu basis. Interest will accrue on the Additional Balance Increase Amount at the Net Loan Rate. Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Noteholder of record thereof on the immediately preceding Record Date by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Paying Agent, or by check or money order mailed to such Noteholder at such Noteholder's address appearing in the Note Register, in the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Paying Agent shall not pay to any such Noteholder any amounts required to be withheld from a payment to such Noteholder by the Code.

         (d) Principal of each Note shall be due and payable in full on the Final Payment Date as provided in the applicable form of Note set forth in Exhibit A. All principal payments on the Notes shall be made on a pro rata basis and in accordance with the priorities set forth in paragraphs (a) and (b) above to the Noteholders entitled thereto in accordance with the related Percentage Interests represented thereby. Upon written notice to the Paying Agent by the Issuer, the Paying Agent shall notify the Person in the name of which a Note is registered at the close of business on the Record Date preceding the Final Payment Date or other final Payment Date, as applicable. Such notice shall be mailed no later than five Business Days prior to the Final Payment Date or such other final Payment Date and, unless such Note is then a Book-Entry Note, shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Payment Date or such other final Payment Date will be payable only upon presentation and surrender of such Note, and shall specify the place where such Note may be presented and surrendered for such final payment.

         On each Payment Date, the Overcollateralization Amount available to cover any Liquidation Loss Amounts (other than amounts allocated in respect of the Excluded Amount) on such Payment Date shall be deemed to be reduced by an amount equal to such Liquidation Loss Amounts (except to the extent that such Liquidation Loss Amounts were covered on such Payment Date by a payment in respect of Liquidation Loss Amounts).

         (e) With respect to any Payment Date, interest payments on the Notes will be reduced by any Relief Act Shortfalls for the related Collection Period on a pro rata basis in accordance with the amount of interest payable on the Notes on such Payment Date, absent such reduction.

         Section 3.06 Protection of Trust Estate.

         (a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii) cause the Trust to enforce any of the Mortgage Loans; or

                  (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

         (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.07, if no Opinion of Counsel has yet been delivered pursuant to Section 3.07) unless the Indenture Trustee and the Enhancer shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         Section 3.07 Opinions as to Trust Estate.

         On the Closing Date, the Issuer shall furnish to the Indenture Trustee, the Paying Agent, the Enhancer and the Owner Trustee an Opinion of Counsel at the expense of the Issuer stating that, upon delivery of the Loan Agreements relating to the Initial Mortgage Loans to the Indenture Trustee or the Servicer, in the State of North Carolina, the Indenture Trustee will have a perfected, first priority security interest in such Mortgage Loans.

         On or before December 31st in each calendar year, beginning in 2004, the Issuer shall furnish to the Indenture Trustee, the Paying Agent and the Enhancer an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, no further action is necessary to maintain a perfected, first priority security interest in the Mortgage Loans until December 31 in the following calendar year or, if any such action is required to maintain such security interest in the Mortgage Loans, such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the security interest in the Mortgage Loans until December 31 in the following calendar year.

         Section 3.08 Performance of Obligations; Servicing Agreement.

         (a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

         (c) The Issuer shall not take any action or permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement.

         (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

         Section 3.09 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

         (a) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee pursuant to Section 5.04 hereof;

         (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

         (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

         (d) impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Purchase Agreement or in any other Basic Document, if any such action would materially and adversely affect the interests of the Noteholders and the Enhancer.

         Section 3.10 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, the Paying Agent and the Enhancer, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ending on December 31, 2004), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

         (a) a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

         (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.11 Recordation of Assignments. The Issuer shall enforce the obligation, if any, of the Seller under the Purchase Agreement to execute any Assignments of Mortgage and of the Servicer to submit or cause to be submitted for recordation all Assignments of Mortgages in accordance with Section 3.17 of the Servicing Agreement within 60 days of receipt of recording information by the Servicer.

         Section 3.12 Representations and Warranties Concerning the Mortgage Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, shall have the benefit of the representations and warranties made by the Seller in Sections 3.1 of the Purchase Agreement, concerning the Mortgage Loans and the right to enforce the remedies against the Seller provided in such

Section 3.1, as applicable, to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

         Section 3.13 Assignee of Record of the Mortgage Loans. As pledgee of the Mortgage Loans, the Indenture Trustee shall hold title to the Mortgage Loans by being named as payee in the endorsements or assignments of the Loan Agreements and assignee in the Assignments of Mortgage to be delivered under
Section 2.1 of the Purchase Agreement. Except as expressly provided in the Purchase Agreement or in the Servicing Agreement with respect to any specific Mortgage Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such title to any of the Mortgage Loans until such time as the remaining Trust Estate may be released pursuant to
Section 8.05(b). The Indenture Trustee's holding of such title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

         Section 3.14 Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-313 or 9-314 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Custodial Account pursuant to
Section 3.03 of the Servicing Agreement that are allocable to the Mortgage Loans, as well as the agent and bailee of the Indenture Trustee in holding any Related Documents released to the Servicer pursuant to Section 3.07(b) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such agency pursuant to Section 3.03 of the Servicing Agreement, the Indenture Trustee, as a pledgee of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-313 or 9-314 of the UCC of the state in which such property is held by the Servicer.

         Section 3.15 Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

         Section 3.16 Issuer May Consolidate, etc.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                  (iii) the Enhancer shall have consented thereto and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, without taking into account the Policy;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee, the Paying Agent and the Enhancer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder; (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee, the Paying Agent and the Enhancer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
         Act).

         (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Paying Agent, in a form satisfactory to the Indenture Trustee and the Paying Agent, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders under the Notes and the rights of the Enhancer under this Indenture, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Enhancer shall have consented thereto, and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, if determined without regard to the Policy;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Paying Agent) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee and the Paying Agent an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         Section 3.17 Successor or Transferee.

         (a) Upon any  consolidation  or merger of the Issuer in accordance with
Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

         Section 3.18 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

         Section 3.19 No Borrowing.  The Issuer shall not issue, incur,  assume,
guarantee  or  otherwise  become  liable,   directly  or  indirectly,   for  any
indebtedness except for the Notes.

         Section 3.20 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.21 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.22 Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein shall be taken as the statements of the Issuer, and the Owner Trustee, the

Paying Agent and the Indenture Trustee assume no responsibility for the correctness of the recitals contained herein. The Owner Trustee, the Paying Agent and the Indenture Trustee make no representations as to the validity or sufficiency of this Indenture or any other Basic Document, of the Certificates (other than the signatures of the Owner Trustee or the Indenture Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee, the Paying Agent and the Indenture Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or any other person taken in the name of the Owner Trustee, the Paying Agent or the Indenture Trustee.

         Section 3.23 Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the other Basic Documents.

         Section 3.24 Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Paying Agent, the Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

         Section 3.25 Further Instruments and Acts. Upon request of the Paying Agent or the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         Section 3.26 Statements to Noteholders. On each Payment Date, each of the Paying Agent and the Certificate Registrar shall make available to the Depositor, the Owner Trustee, each Rating Agency, each Noteholder, each Certificateholder and the Enhancer, the Servicing Certificate provided to the Paying Agent by the Servicer relating to such Payment Date and delivered pursuant to Section 4.01 of the Servicing Agreement.

         The Paying Agent will make the Servicing Certificate (and, at its option, any additional files containing the same information in an alternative format) available each month to Securityholders and the Enhancer, and other parties to this Indenture via the Paying Agent's internet website. The Paying Agent's internet website shall initially be located at "www.firstlinkabs.com". Assistance in using the website can be obtained by calling the Paying Agent's customer service desk at (800) 665-9359. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Paying Agent shall have the right to change the way monthly statements to Securityholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Paying Agent shall provide timely and adequate notification to all above parties regarding any such changes. The Paying Agent may require registration and acceptance of a disclaimer in connection with providing access to its website.

         Section 3.27 Determination of Note Rate. On the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period, the Servicer shall determine LIBOR and the Note Rate for such Interest Period and shall inform the Issuer, the Paying Agent and the Depositor by means of facsimile transmission, in writing or other electronic means.

         Section 3.28 Payments under the Policy.

         (a) (i) If the Servicing Certificate specifies a Deficiency Amount for any Payment Date, the Indenture Trustee shall make a draw on the Policy in an amount specified in the Servicing Certificate for such Payment Date or, if no amount is specified, the Indenture Trustee shall act in accordance with Section 3.28(b)(ii).

                  (ii) The Indenture Trustee shall deposit or cause to be deposited such draw on the Policy into the Note Payment Account on such Payment Date to the extent such amount relates to clause (i) of the definition of "Deficiency Amount" for payment to Owners (as defined in the Policy) on the related Payment Date. Any Payment made by the Enhancer under the Policy will be applied solely to the payment of the Notes or, in the case of money deposited into the Funding Account, to the purchase of Additional Balances, and for no other purpose. The Enhancer's payment obligations under the Policy with respect to particular Deficiency Amounts and Preference Amounts will be discharged to the extent funds equal to the applicable Deficiency Amounts and Preference Amounts are paid by the Enhancer to, or at the direction of, the Indenture Trustee in accordance with the Indenture Trustee's request, whether or not such funds are properly applied by the Indenture Trustee. Payment of Deficiency Amounts and Preference Amounts will be made only at the time set forth in the Policy, and no accelerated Insured Payments (as defined in the Policy) will be made except to the extent that the Enhancer has specified an earlier date for payment at its sole option.

                  (iii) To the extent such amount relates to clause (ii) of the definition of "Deficiency Amount," the Indenture Trustee shall (A) during the Revolving Period, deposit such amount into the Funding Account as Principal Collections and (B) during the Amortization Periods, deposit such amount into the Note Payment Account.

         (b) (i) The Indenture Trustee shall submit, if a Deficiency Amount is specified in any statement to Securityholders prepared pursuant to Section 4.01 of the Servicing Agreement and furnished to the Indenture Trustee, the Notice (in the form attached as Exhibit A to the Policy) to the Enhancer and the Fiscal Agent no later than 12:00 noon, New York City time, on the second (2nd) Business Day prior to the applicable Payment Date; provided, that if such Notice is received by the Fiscal Agent after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received before 12:00 noon, New York City time, on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it will be deemed not to have been received for purposes of making such claim, and the Enhancer or the Fiscal Agent, as the case may be, will promptly so advise the Indenture Trustee in writing and the Indenture Trustee may submit an amended or corrected Notice. If such an amended or corrected Notice is in proper form and is otherwise sufficient for the purpose of making a claim under the Policy, it will be deemed to have been timely received on the Business Day of such resubmission; provided, that if such notice is received by the Fiscal Agent after 12:00 noon, New York City time, it shall be deemed to be received before 12:00 noon, New York City time, on the following Business Day.

         (ii) If no Deficiency Amount is specified in the Servicing Certificate, then on the Business Day preceding the Payment Date, the Paying Agent shall check the amount on deposit in the Note Payment Account after remittance by the Servicer, and shall determine whether the amounts on deposit therein, plus amounts stated in the Servicing Certificate to be payable under the Yield Maintenance Agreement, are sufficient to make all payments required pursuant to the Servicing Certificate. If the Paying Agent determines that such amounts are not sufficient to make all such payments, the Paying Agent shall immediately notify the Servicer and the Servicer shall recalculate the amounts indicated on the Servicing Certificate and determine whether there is in fact a Deficiency Amount for such Payment Date. The Servicer shall notify the Paying Agent in writing of such recalculated amount, even if such amount is zero, and if a Deficiency Amount exists, the Paying Agent will instruct the Indenture Trustee to make a draw on the Policy for the amount of such Deficiency Amount and shall remit such amounts to the Noteholders upon receipt thereof from the Enhancer.

         (c) The Enhancer will have the right to inspect account statements for the Note Payment Account and the Funding Account at reasonable times upon reasonable written notice to the Paying Agent.

         (d) Only the Indenture Trustee on behalf of the Holders pursuant to the Servicing Certificate or a written servicer order will be entitled to make a claim for an Insured Payment under the Policy.

         (e) The Indenture Trustee will surrender the Policy to the Enhancer for cancellation upon the expiration of such Policy in accordance with Section 8.05(d) hereof.

         Section 3.29 Additional Enhancement. The Issuer (or the Servicer on its behalf) may, at its expense, in accordance with and upon satisfaction of the conditions set forth herein, but shall not be required to, arrange for any form of additional credit enhancement; provided, however, that no such additional credit enhancement shall be obtained if, as a result thereof, a Rating Agency would inform the Issuer that a Rating Event would occur (without taking the Policy into account); provided, further, that the issuer of any such additional credit enhancement and the timing and mechanism for drawing on such additional enhancement shall be acceptable to the Indenture Trustee and the Enhancer. It shall be a condition to procurement of any such additional credit enhancement that there be delivered to the Indenture Trustee, the Paying Agent and the Enhancer (a) an Opinion of Counsel, acceptable in form to the Indenture Trustee, the Paying Agent and the Enhancer, from counsel to the provider of such additional credit enhancement with respect to the enforceability thereof and such other matters as the Indenture Trustee, the Paying Agent or the Enhancer may require and (b) an Opinion of Counsel to the effect that the procurement of such additional enhancement would not (i) adversely affect in any material respect the tax status of the Notes or the Certificates or (ii) cause the Issuer to be taxable as an association (or a publicly traded partnership) for federal income tax purposes or to be classified as a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

         Section 3.30 Additional Representations of Issuer.

         The Issuer hereby represents and warrants to the Indenture Trustee and to the Paying Agent that as of the Closing Date:

         (a) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Notes in favor of the Indenture Trustee, which security interest is prior to all other Liens (except as expressly permitted otherwise in this Indenture), and is enforceable as such as against creditors of and purchasers from the Issuer.

         (b) The Loan Agreements constitute "instruments" within the meaning of the applicable UCC.

         (c) The Issuer owns and has good and marketable title to the Mortgage Notes free and clear of any Lien of any Person.

         (d) The original executed copy of each Loan Agreement (except for any Loan Agreement with respect to which a Lost Note Affidavit has been delivered to the Servicer) has been delivered to the Servicer.

         (e) The Issuer has received a written acknowledgment from the Servicer that the Servicer (in the capacity described in Section 3.14 hereof) is acting solely as agent of the Indenture Trustee, which agency shall be for the benefit of the Noteholders and the Enhancer.

         (f) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Notes. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Mortgage Notes other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or any security interest that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

         (g) None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee, except for (i) any endorsements that are part of a complete chain of endorsements from the originator of the Mortgage Note to the Indenture Trustee, and (ii) any marks or notations pertaining to Liens that have been terminated or released.

         (h) None of the provisions of this Section 3.30 shall be waived without the prior written confirmation from Standard & Poor's that such waiver shall not result in a reduction or withdrawal of the then-current rating of the Notes determined without regard to the Policy.

         Section 3.31 Yield Maintenance Agreement.

         (a) In the event that the Indenture Trustee or the Paying Agent does not receive any required payment from the Yield Maintenance Provider under the Yield Maintenance Agreement, the Indenture Trustee, upon the written direction of any of the Enhancer, a majority of the Noteholders or the Servicer shall enforce the obligation of the Yield Maintenance Provider thereunder. The parties hereto acknowledge that the Yield Maintenance Provider shall make all calculations, and determine the amounts to be paid, under the Yield Maintenance Agreement. Absent manifest error, the Indenture Trustee and the Paying Agent, as applicable, may conclusively rely on such calculations and determinations.

         (b) The Indenture Trustee or the Paying Agent, as applicable, shall deposit or cause to be deposited any amount received under the Yield Maintenance Agreement into the Note Payment Account on the Payment Date for which such amount is received from the Yield Maintenance Provider under the Yield Maintenance Agreement.

         Section 3.32 Preference Claims under Policy.

         (a) In the event that the  Indenture  Trustee has  received a certified copy of a final, nonappealable order of an appropriate court or other body exercising jurisdiction that any amount which was previously distributed to a Holder on the Notes is recoverable and is sought to be recovered as a voidable preference from such Holder by a trustee in bankruptcy pursuant to Title 11 of the United States Code in accordance with an Order (as defined below) (such amount, a "Preference Amount"), the Indenture Trustee will so notify the Enhancer, will comply with the provisions of the Policy to obtain payment by the Enhancer of such avoided payment, and will, at the time it provides notice to the Enhancer, notify the Paying Agent and the Holders by mail that, in the event that any Holder's payment is so recoverable, such Holder will be entitled to payment pursuant to the terms of the Policy. The Enhancer will pay any Preference Amount when due to be paid pursuant to an Order (as defined below), but in any event no earlier than one Business Day following actual receipt by the Enhancer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Indenture Trustee, or Holder, as applicable, is required to return such Preference Amount paid during the term of the Policy because such Preference Amount was avoided as a preferential transfer or otherwise rescinded or required to be restored by the Indenture Trustee or Holder (the "Order"),
(ii) an Opinion of Counsel satisfactory to the Enhancer that such order is final and not subject to appeal, (iii) an assignment, in form and substance satisfactory to the Enhancer, duly executed and delivered by the Indenture Trustee or Holder, irrevocably assigning to the Enhancer all rights and claims of the Indenture Trustee or Holder relating to or arising under the Notes against the debtor which paid such Preference Amount and (iv) appropriate instruments to effect the appointment of the Enhancer as agent for such Holder in any legal proceeding related to such Preference Amount; provided, that if such documents are received by the Enhancer after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received before 12:00 noon, New York City time, on the following Business Day. Such payment will be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Indenture Trustee or the Holder directly, unless the Indenture Trustee or the relevant Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Enhancer will pay the Indenture Trustee, or as directed by the Indenture Trustee, to the extent of the payment of the Preference Amount, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Enhancer and (b) evidence satisfactory to the Enhancer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

         (b) The Indenture Trustee will promptly notify the Enhancer of any proceeding or the institution of any action (of which a Responsible Officer of the Indenture Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Note Preference Claim") of any payment made to a Holder that has been deemed a preferential transfer and recoverable, or theretofore recovered, from such Holder pursuant to Title 11 of United States Code in accordance with an Order. Each Holder, by its purchase of Notes, and the Indenture Trustee hereby agree that so long as no Enhancer Default has occurred and is continuing, the Enhancer may at any time during the continuation of any proceeding relating to a Note Preference Claim direct all matters relating to such Note Preference Claim, including (i) the direction of any appeal of any order relating to any Note Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Enhancer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 4.12, the Enhancer will be subrogated to, and each Holder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the trustee and each Holder in the conduct of any proceeding with respect to a Note Preference Claim, including all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Note Preference Claim.

                                   ARTICLE IV

               The Notes; Satisfaction And Discharge Of Indenture

         Section 4.01 The Notes.

         The Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes through the book-entry facilities of the Depository in the minimum initial Note Balance of $25,000 and integral multiples of $1,000 in excess thereof.

         The Indenture Trustee, Paying Agent, Note Registrar and the Enhancer may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Noteholders hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Noteholder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer, Indenture Trustee, Note Registrar and Paying Agent, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee, at the request of the Servicer and with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

         The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee and upon Issuer Order, authenticated by the Indenture Trustee and delivered by the Indenture Trustee to or upon the order of the Issuer.

Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar. The Issuer shall cause to be kept at the Note Registrar's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Issuer hereby appoints Wachovia Bank, National Association as the initial Note Registrar. Wachovia Bank, National Association hereby accepts such appointment.

         Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Note Registrar's
Corporate Trust Office, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in the authorized initial Note Balance evidencing the same aggregate Percentage Interests.

         Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in each case in the authorized initial Note Balance evidencing the same aggregate Percentage Interests, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Noteholder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in The City of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

         The Issuer hereby appoints Wachovia Bank, National Association as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.13 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.09 of the Trust Agreement. Wachovia Bank, National Association hereby accepts such appointment.

         Each purchaser of a Note, by its acceptance of the Note, shall be deemed to have represented that the acquisition of such Note by the purchaser does not constitute or give rise to a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

         Section 4.03 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Note Registrar such security or indemnity as may be required by it to hold the Issuer, the Enhancer and the Note Registrar harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon receipt of an Issuer Request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Enhancer and the Note Registrar shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Enhancer or the Note Registrar in connection therewith.

         Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee and the Note Registrar) connected therewith.

         Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 4.04 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Paying Agent, the Note Registrar, the Indenture Trustee and any agent of the Issuer, the Paying Agent, the Note Registrar or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Paying Agent, the Note Registrar, the Enhancer, the Indenture Trustee or any agent of the Issuer, the Paying Agent, the Note Registrar, the Enhancer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 4.05 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly cancelled by the Note Registrar. The Issuer may at any time deliver to the Note Registrar for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Note Registrar in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Note Registrar.

         Section 4.06 Book-Entry Notes. The Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner shall receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

         (a) the provisions of this Section 4.06 shall be in full force and effect;

         (b) the Note Registrar, the Enhancer, the Paying Agent and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners;

         (c) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

         (d) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

         (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Notes evidencing a specified percentage of the Note Balance of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         Section 4.07 Notices to Depository. Whenever a notice or other communication to the Noteholders of the Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee or the Paying Agent, as applicable, shall give all such notices and communications specified herein to be given to Noteholders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

         Section 4.08 Definitive Notes. If (i) in the actual knowledge of Responsible Officers of the Indenture Trustee or the Paying Agent the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee, the Paying Agent or Depositor is unable to locate a qualified successor, (ii) after the occurrence of an Event of Default, Beneficial Owners of Notes representing beneficial interests aggregating at least a majority of the Note Balance of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners, the Paying Agent and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Note Registrar of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Paying Agent, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions, and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee, the Note Registrar and the Paying Agent shall recognize the Noteholders of the Definitive Notes as Noteholders.

         Section 4.09 Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will be treated as indebtedness for purposes of such taxes. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry
Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness for purposes of such taxes.

         Section 4.10 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes, and shall be discharged and satisfied, except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes,
(iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v)
the rights, obligations and immunities of the Indenture Trustee, Note Registrar and Paying Agent hereunder (including the rights of the Indenture Trustee, Note Registrar and Paying Agent under Section 6.07 and the obligations of the Indenture Trustee, Note Registrar and Paying Agent under Section 4.11) and (vi) the rights of Noteholders and the Enhancer as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee or the Paying Agent payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

         (a) either:

                  (i) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Note Registrar for cancellation; or

                  (ii) all Notes not theretofore delivered to the Note Registrar for cancellation:

                           (A)      have become due and payable;

                           (B) will become due and payable at the Final Payment Date within one year; or

                           (C)      have  been  declared   immediately  due  and
                                    payable pursuant to Section 5.02;

         and the Issuer, in the case of Section 4.10(a)(ii)(A) or (B) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee or the Paying Agent cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes and Certificates then outstanding not theretofore delivered to the Note Registrar for cancellation when due on the Final Payment Date, as evidenced to the Note Registrar and the Enhancer by an accountant's letter or an Officer's Certificate of the Issuer;

         (b) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement to the Enhancer; and

         (c) the Issuer has delivered to the Indenture Trustee, the Paying Agent and the Enhancer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(a)(ii)(B) above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

         Section 4.11 Application of Trust Money. All monies deposited with the Paying Agent pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Paying Agent may determine, to the Securityholders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

         Section 4.12 Subrogation and Cooperation.

         (a) Any and all Deficiency Amounts and Preference Amounts disbursed by the Indenture Trustee from claims made under the Policy will not be considered payment by the Trust with respect to the Notes, and will not discharge the obligations of the Trust with respect thereto. The Enhancer will, upon any payment pursuant to the Policy, in furtherance and not in limitation of its equitable right of subrogation and its rights under the Insurance Agreement, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of any Holders to receive any and all amounts due in respect of the Notes as to which such payment was made. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Enhancer, the Paying Agent will assign to the Enhancer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Enhancer, and the Enhancer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Policy. To evidence such subrogation, the Note Registrar will note the Enhancer's rights as subrogee upon the register of Holders. The foregoing subrogation will in all cases be subject to the rights of the Holders to receive all Deficiency Amounts in respect of the Notes. Notwithstanding anything herein to the contrary, the Enhancer shall be paid such principal and interest only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

         The Indenture Trustee and the Paying Agent shall cooperate in all respects with any reasonable request by the Enhancer for action to preserve or enforce the Enhancer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including upon the occurrence and continuance of an event of default under the Insurance Agreement, a request (which request shall be in writing) to take any one or more of the following actions:

                  (i) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

                  (ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

                  (iii) file or record all Assignments of Mortgage that have not previously been recorded, if filing is required in accordance with the Servicing Agreement;

                  (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

                  (v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Enhancer hereunder.

         Following the payment in full of the Notes, the Enhancer shall continue to have all rights and privileges provided to it under this Section and in all other provisions of this Indenture, until all amounts owing to the Enhancer have been paid in full.

         Section 4.13 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent (other than the Indenture Trustee) under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05; and thereupon, such Paying Agent shall be released from all further liability with respect to such monies.

         Section 4.14 Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Note Registrar, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                   ARTICLE V

                              Default And Remedies

         Section 5.01 Events of Default. The Issuer shall deliver to the Indenture Trustee, the Paying Agent and the Enhancer, within five days after learning of the occurrence of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (b) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

         Section 5.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default shall occur and be continuing, then and in every such case the Indenture Trustee, acting at the written direction of the Enhancer (so long as no Enhancer Default exists) or the Noteholders of Notes representing not less than a majority of the Note Balance of the Notes (if an Enhancer Default exists), may declare the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders); and upon any such declaration, the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Enhancer (so long as no Enhancer Default exists) or the Noteholders of Notes representing a majority of the Note Balance of the Notes (if an Enhancer Default exists), by written notice to the Issuer and the Indenture Trustee, may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

         (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (i) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

                  (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements, advances and indemnification of the Indenture Trustee, Paying Agent, Note Registrar and their respective agents and counsel; and

                  (iii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) The Issuer  covenants  that if there is a default in the payment of
(i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to it or the Paying Agent, for the benefit of the Noteholders and the Enhancer, the entire amount then due and payable on the Notes for principal and interest, with interest on the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements, advances and indemnification owed to the Indenture Trustee and its agents (including, without limitation, the Paying Agent) and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor on the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Event of Default shall occur and be continuing, the Indenture Trustee, subject to the provisions of Section 10.17 hereof, may, as more particularly provided in Section 5.04, in its discretion proceed to protect and enforce its rights and the rights of the Noteholders and the Enhancer by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) If there shall be pending, relative to the Issuer or any other obligor on the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or if there shall be any other comparable judicial Proceedings relative to the Issuer or other any other obligor on the Notes, or relative to the creditors or property of the Issuer or such other obligor, then the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise, and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the entire amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders and the Enhancer allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders and the Enhancer in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders and the Enhancer to make payments to the Indenture Trustee, and, in the event the Indenture Trustee shall consent to the making of payments directly to such Noteholders and the Enhancer, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder and the Enhancer any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder and the Enhancer in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements, indemnification and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders and the Enhancer.

         (g) In any Proceedings to which the Indenture Trustee shall be a party (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         Section 5.04 Remedies; Priorities.

         (a) If an Event of Default shall have occurred and be continuing, then the Indenture Trustee, subject to the provisions of Section 10.17 hereof, with the written consent of the Enhancer may, or, at the written direction of the Enhancer, shall, do one or more of the following, in each case subject to
Section 5.05:

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Noteholders and the Enhancer; and

                  (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the written consent of the Enhancer, so long as no Enhancer Default exists, or, if an Enhancer Default exists, the Noteholders of 100% of the Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Enhancer for any amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance Agreement or (C) the Indenture
Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the written consent of the Enhancer and the Noteholders of 66 2/3% of the Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely, and shall be protected in relying in good faith, upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, provided that a Servicing Default shall not have occurred, any Sale (as defined in Section 5.15 hereof) of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Servicing Agreement. Notwithstanding any sale of the Mortgage Loans pursuant to this Section 5.04(a), the Indenture Trustee shall, for so long as any principal or accrued interest on the Notes remains unpaid, continue to act as Indenture Trustee hereunder and to draw amounts payable under the Policy in accordance with its terms.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it, or the Paying Agent on its behalf, shall pay out such money or property in the following order:

         FIRST: to the Indenture Trustee, the Paying Agent and the Note Registrar for amounts due under Section 6.07;

         SECOND: to the Noteholders for amounts due and unpaid on the related Notes for interest, including accrued and unpaid interest on the Notes for any prior Payment Date, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for interest from amounts available in the Trust Estate for such Noteholders, but excluding any Interest Shortfalls;

         THIRD: to the Noteholders for amounts due and unpaid on the related Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, from amounts available in the Trust Estate for such Noteholders, until the Note Balance of such Notes have been reduced to zero;

         FOURTH: to the payment of all amounts due and owing the Enhancer under the Insurance Agreement;

         FIFTH: to the Noteholders for amounts due and unpaid on the related Notes for Interest Shortfalls, if any, including any unpaid Interest Shortfalls on the Notes for any prior Payment Date, ratably, without preference or priority of any kind, according to such amounts due and payable from amounts available in the Trust Estate for such Noteholders;

         SIXTH: to the Certificate Paying Agent for amounts due under Article VIII of the Trust Agreement; and

         SEVENTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

         The Indenture Trustee, or the Paying Agent on behalf of the Indenture Trustee, may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

         Section 5.05 Optional Preservation of the Trust Estate. If the Notes have been declared due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may (with the prior written consent of the Enhancer so long as no Enhancer Default exists), but need not (but shall at the written direction of the Enhancer so long as no Enhancer Default exists), elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer hereunder including payment to the Enhancer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely, and shall be protected in relying in good faith, upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, including with respect to the Policy, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

         (a) such Noteholder shall have previously given written notice to the Indenture Trustee of a continuing Event of Default;

         (b) the Noteholders of not less than 25% of the Note Balance of the Notes shall have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

         (c) such Noteholder or Noteholders shall have offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred by it in complying with such request;

         (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute such Proceedings;

         (e) unless an Enhancer Default has occurred, the Enhancer has given its written consent to the proposed proceedings; and

         (f) no written direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60-day period by the Noteholders of a majority of the Note Balance of the Notes or by the Enhancer.

         It is understood and intended that no Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Note Balance of the Notes, the Indenture Trustee shall act at the direction of the group of Noteholders with the greater Note Balance. In the event that the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders representing the same Note Balance, then the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         Section 5.07 Unconditional Rights of Noteholders to Receive Principal and Interest. Subject to the provisions of this Indenture, the Noteholder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         Section 5.08 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Enhancer or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Enhancer or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         Section 5.11 Control by Enhancer or Noteholders. The Enhancer (so long as no Enhancer Default exists) or if an Enhancer Default exists, the Noteholders of a majority of the Note Balance of Notes, shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee, provided that:

         (a) such direction shall not be in conflict with any rule of law or with this Indenture;

         (b) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Enhancer (so long as no Enhancer Default exists) or if an Enhancer Default exists, by the Noteholders of Notes representing not less than 100% of the Note Balance of the Notes;

         (c) if the conditions set forth in Section 5.05 shall have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders of Notes representing less than 100% of the Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

         (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section,  subject to
Section 6.01, the Indenture Trustee need not take any action that it determines (in its sole discretion) might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action, unless the Trustee has received satisfactory indemnity from the Enhancer or a Noteholder.

         Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Enhancer (so long as no Enhancer Default exists) or if an Enhancer Default exists, the Noteholders of not less than a majority of the Note Balance of the Notes, may waive in writing any past Event of Default and its consequences, except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Noteholder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee, the Enhancer and the Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of the related Note shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any Proceeding instituted by the Indenture Trustee, (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balance of the Notes or
(c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15 Sale of Trust Estate.

         (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale (which, for the avoidance of doubt, does not include any fees or other expenses payable to the Indenture Trustee pursuant to this Indenture).

         (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

                  (i) the Enhancer, if no Enhancer Default exists, or, if an Enhancer Default exists, the Noteholders of 100% of the Note Balance of the Notes, direct the Indenture Trustee in writing to make such Sale,

                  (ii) the  proceeds  of such  Sale  would be not less  than the entire amount that would be payable to the Noteholders under the Notes, the Certificateholders under the Certificates and the Enhancer in respect of amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance Agreement (as certified by the Enhancer in writing to the Indenture Trustee), in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

                  (iii) the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely and shall be protected in relying in good faith upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Enhancer, so long as no Enhancer Default exists, consents in writing to such Sale, and, if an Enhancer Default exists, the Noteholders of Notes representing at least 66 2/3% of the Note Balance of the Notes consent in writing to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

         (c) Unless the Enhancer, so long as no Enhancer Default exists, or, if an Enhancer Default exists, the Noteholders of 100% of the Note Balance of the Notes, shall have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection
(b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, then the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid, which bid shall be subject to the provisions of Section 5.15(d)(ii) herein.

         (d) In  connection  with a Sale  of  all or any  portion  of the  Trust
Estate:

                  (i) any Noteholder may bid for and, with the consent of the Enhancer, purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders thereof after being appropriately stamped to show such partial payment;

                  (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale;

                  (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

         Section 5.17 Performance and Enforcement of Certain Obligations.

         (a) Promptly following a written request from the Enhancer or the Indenture Trustee (with the written consent of the Enhancer), the Issuer, in its capacity as owner of the Mortgage Loans, shall, with the written consent of the Enhancer, take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase
Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Purchase Agreement and the Servicing Agreement.

         (b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, as pledgee of the Mortgage Loans, subject to the rights of the Enhancer hereunder and under the Servicing Agreement, may, and at the direction (which direction shall be in writing) of the Enhancer or, if an Enhancer Default exists, the Noteholders of 66 2/3% of the Note Balance of the Notes, shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                   ARTICLE VI

                   The Indenture Trustee and the Paying Agent

         Section 6.01 Duties of Indenture Trustee and the Paying Agent.

         (a) (i) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                      (ii) Except during the continuance of an Event of Default:

                               (1) the Indenture  Trustee  undertakes to perform
                      such duties and only such duties as are specifically set forth in this Indenture and any other Basic Document to which it is a party and no implied covenants or obligations shall be read into this Indenture or any such other Basic Document against the Indenture Trustee; and

                               (2) in the absence of bad faith on its part,  the
                      Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture and any other Basic Document to which it is a party; provided, however, that the Indenture Trustee shall examine the certificates, reports and opinions to determine whether or not they conform to the requirements of this Indenture and any other Basic Document to which it is a party.

                      (iii) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                               (1) this  paragraph  does not limit the effect of
                      paragraph (a)(i) of this Section 6.01;

                               (2) the Indenture Trustee shall not be liable for
                      any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                               (3) the  Indenture  Trustee  shall  not be liable
                      with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 or any direction from the Enhancer or the Noteholders that the Enhancer or the Noteholders are is entitled to give under any of the Basic Documents.

                      (iv) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                 (v) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

                 (vi) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (vii) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of TIA.

                 (viii) [reserved].

                 (ix) [reserved].

                 (x) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default (except for an Event of Default specified in clause (a) of the definition thereof) unless a Responsible Officer of the Indenture Trustee shall have received written notice or have actual knowledge thereof. In the absence of receipt of such notice or such knowledge, the Indenture Trustee may conclusively assume that there is no default or Event of Default.

                 (xi) The Indenture Trustee shall have no duty to see to any recording or filing of any Assignment of Mortgage (except as provided in Section 4.12) or any financing statement or continuation statement evidencing a security interest or to see to the maintenance of any such recording or filing or to any rerecording or refiling of any thereof.

         (b) (i) The Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and any other Basic Document to which it is a party and no implied covenants or obligations shall be read into this Indenture or any such other Basic Document against the Paying Agent; and

         (ii) in the absence of bad faith on its part, the Paying Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports or opinions furnished to the Paying Agent and conforming to the requirements of this Indenture and any other Basic Document to which it is a party; provided, however, that the Paying Agent shall examine the certificates, reports and opinions to determine whether or not they conform to the requirements of this Indenture and any other Basic Document to which it is a party.

                 (iii) The Paying Agent may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that the Paying Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Paying Agent was negligent in ascertaining the pertinent facts.

                 (iv) The Paying Agent shall not be liable for interest on any money received by it except as the Paying Agent may agree in writing with the Issuer.

                 (v) Money held in trust by the Paying Agent need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

                 (vi) No provision of this Indenture shall require the Paying Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (vii) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Paying Agent shall be subject to the provisions of this Section 6.01 and to the provisions of TIA.

                 (viii) The Paying Agent shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default (except for an Event of Default specified in clause (a) of the definition thereof) unless a Responsible Officer of the Paying Agent shall have received written notice or have actual knowledge thereof. In the absence of receipt of such notice or such knowledge, the Paying Agent may conclusively assume that there is no default or Event of Default.

                 (ix) The Paying Agent hereby accepts appointment as Certificate Paying Agent under the Trust Agreement and agrees to be bound by the provisions of the Trust Agreement relating to the Certificate Paying Agent. The Paying Agent hereby agrees to be bound by the provisions of the Trust Agreement.

         Section 6.02 Rights of Indenture Trustee and Paying Agent.

         (a) (i) The Indenture Trustee and the Paying Agent may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Officer's Certificate, opinion of counsel, certificate of auditors, or any other certificate, statement, instrument, report, notice, consent or other document believed by it to be genuine and to have been signed or presented by the proper person. Neither the Indenture Trustee nor the Paying Agent need investigate any fact or matter stated in any such document.

                 (ii) Before the Indenture Trustee or the Paying Agent, as applicable, acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. Neither the Indenture Trustee nor the Paying Agent, as applicable, shall be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

                 (iii) The Indenture Trustee or the Paying Agent, as applicable, may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and neither the Indenture Trustee nor the Paying Agent shall be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                 (iv) Neither the Indenture Trustee nor the Paying Agent shall be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's or the Paying Agent's conduct, as applicable, does not constitute willful misconduct, negligence or bad faith.

                 (v) The Indenture Trustee and the Paying Agent may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                 (vi) Neither the Indenture Trustee nor the Paying Agent, as applicable, shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless it shall be proved that the Indenture Trustee or the Paying Agent, as applicable, was negligent in ascertaining the pertinent facts.

                 (vii) Prior to the occurrence of an Event of Default hereunder, and after the curing or waiver of all Events of Default that may have occurred, neither the Indenture Trustee nor the Paying Agent, as applicable, shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Enhancer or the Noteholders representing a majority of the Note Balance; provided, however, that if the payment within a reasonable time to the Indenture Trustee or the Paying Agent, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee or the Paying Agent, as applicable, not assured to the Indenture Trustee or the Paying Agent, as applicable, by the security afforded to it by the terms of this Indenture, the Indenture Trustee or the Paying Agent, as applicable, may require indemnity satisfactory to such party against such cost, expense or liability as a condition to taking any such action.

                 (viii) Neither the Indenture Trustee nor the Paying Agent shall be under any obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Enhancer or the Noteholders, pursuant to the provisions of this Indenture, unless the Enhancer or the Noteholders shall have offered to the Indenture Trustee or the Paying Agent, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee or the Paying Agent, as applicable, of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

                 (ix) Anything in this Indenture to the contrary notwithstanding, in no event shall either the Indenture Trustee or the Paying Agent, as applicable, be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee or the Paying Agent, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action, so long as the action taken by such party was in accordance with this Indenture and the Insurance Agreement.

         (b) The Paying Agent undertakes only to perform such duties as are specifically set forth in the Basic Documents and no implied covenants or obligations shall be read into the Basic Documents against the Paying Agent.

         Section 6.03 Individual Rights of Indenture Trustee and the Paying Agent. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. The Paying Agent, Note Registrar, any other paying agent, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee and the Paying Agent must comply with Sections 6.11 and 6.12.

         Section 6.04 Disclaimer of the Indenture Trustee and Paying Agent. Neither the Indenture Trustee nor the Paying Agent shall be (i) responsible for and makes any representation as to the validity, sufficiency or adequacy of this Indenture or the Notes or any other Basic Document to which it is a party, (ii) accountable for the Issuer's use of the proceeds from the Notes, (iii) responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes, other than the Indenture Trustee's certificate of authentication thereon or (iv) responsible or liable for any acts or omissions of any of the Servicer, the Depositor, the Owner Trustee, the Yield Maintenance Provider, the Depository or any Depository Participant.

         Section 6.05 Notice of Event of Default. If an Event of Default shall occur and be continuing, and if such Event of Default is known to a Responsible Officer of the Indenture Trustee or the Paying Agent, then the Indenture Trustee or the Paying Agent, as applicable, shall give notice thereof to the Enhancer. The Indenture Trustee or the Paying Agent, as applicable, shall mail to each Noteholder notice of such Event of Default within 90 days after it occurs. Except in the case of an Event of Default with respect to the payment of principal of or interest on any Note, the Indenture Trustee or the Paying Agent, as applicable, may withhold such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of the Noteholders.

         Section 6.06 Reports by Paying Agent to Noteholders. The Paying Agent shall deliver to each Noteholder such information as may be required to enable such Noteholder to prepare its federal and state income tax returns. In addition, upon Issuer Request, the Paying Agent shall promptly furnish such information reasonably in writing requested by the Issuer that is reasonably available to the Paying Agent to enable the Issuer to perform its federal and state income tax reporting obligations.

         Section 6.07 Compensation and Indemnity.

         (a) The Indenture Trustee shall be compensated and indemnified by the Servicer in accordance with Section 6.06 of the Servicing Agreement. All amounts owing the Indenture Trustee hereunder in excess of such amount, as well as any amount owed to the Indenture Trustee in accordance with Section 6.06 of the Servicing Agreement, to the extent the Servicer has failed to pay such amount, shall be paid solely as provided in Section 3.05 hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause (c) or (d) of the definition thereof with respect to the Issuer, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         (b) The Paying Agent shall be compensated and indemnified by the Servicer in accordance with Section 6.06 of the Servicing Agreement. All amounts owing the Paying Agent hereunder in excess of such amount, as well as any amount owed to the Paying Agent in accordance with Section 6.06 of the Servicing Agreement, to the extent the Servicer has failed to pay such amount, shall be paid solely as provided in Section 3.05 hereof (subject to the priorities set forth therein). The Issuer shall reimburse the Paying Agent for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation, expenses, disbursements and advances of the Paying Agent's agents, counsel, accountants and experts. The Issuer shall indemnify the Paying Agent against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Paying Agent shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Paying Agent to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Paying Agent may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Paying Agent through the Paying Agent's own willful misconduct, negligence or bad faith.

         The Issuer's payment obligations and indemnities to the Paying Agent pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Paying Agent. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause
(c) or (d) of the definition thereof with respect to the Issuer, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.08 Replacement of Indenture Trustee or Paying Agent.

         (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this
Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and the Enhancer. The Enhancer (so long as no Enhancer Default exists) or if an Enhancer Default exists, the Noteholders of a majority of the Note Balance of the Notes, may remove the Indenture Trustee by so notifying the Indenture Trustee and the Enhancer in writing (if given by such Noteholders) and may appoint a successor Indenture Trustee. Unless a Servicing Default has occurred and is continuing, the appointment of any successor Indenture Trustee shall be subject to the prior written approval of the Servicer. The Issuer shall remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with Section 6.11;

                  (ii)  the   Indenture   Trustee  is  adjudged  a  bankrupt  or
         insolvent;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv) the Indenture Trustee otherwise becomes incapable of fulfilling its duties under the Basic Documents.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Enhancer, which consent shall not be unreasonably withheld. In addition, the Indenture Trustee shall resign to avoid being directly or indirectly controlled by the Issuer.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, then the retiring Indenture Trustee, the Issuer or the Noteholders of a majority of Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

         (b) No resignation or removal of the Paying Agent and no appointment of a successor paying agent shall become effective until the acceptance of appointment by the successor paying agent pursuant to this Section 6.08. The Paying Agent may resign at any time by so notifying the Issuer, the Indenture Trustee and the Enhancer. The Enhancer (so long as no Enhancer Default exists) or if an Enhancer Default exists, the Noteholders of a majority of the Note Balance of the

Notes, may remove the Paying Agent by so notifying the Paying Agent and the Enhancer (if given by such Noteholders) in writing and may appoint a successor paying agent. The Indenture Trustee shall remove the Paying Agent if:

                  (i) the Paying Agent is adjudged a bankrupt or insolvent;

                  (ii) a receiver or other public officer takes charge of the Paying Agent or its property;

                  (iii) the Paying Agent otherwise  becomes incapable of acting;
         or

                  (iv) the Paying Agent breaches any representation, warranty or covenant made by it under any Basic Document.

         If the Paying Agent resigns or is removed or if a vacancy exists in the office of Paying Agent for any reason (the Paying Agent in such event being referred to herein as the retiring Paying Agent), the Indenture Trustee shall promptly appoint a successor Paying Agent with the consent of the Enhancer, which consent shall not be unreasonably withheld. Any Paying Agent appointed hereunder shall also be the Certificate Paying Agent.

         A successor Paying Agent shall deliver a written acceptance of its appointment to the retiring Paying Agent, the Indenture Trustee, the Enhancer and the Issuer. Thereupon the resignation or removal of the retiring Paying Agent shall become effective, and the successor paying agent shall have all the rights, powers and duties of the Paying Agent under this Indenture. The retiring Paying Agent shall be paid all amounts owed to it upon its resignation or removal. The retiring Paying Agent shall promptly transfer all property held by it as Paying Agent to the successor paying agent. The retiring Paying Agent shall not be liable for the acts or omissions of any successor paying agent.

         If a successor paying agent does not take office concurrently with the effective resignation or removal of the Paying Agent, the Indenture Trustee will perform the duties of the Paying Agent until a successor paying agent takes office.

         Notwithstanding the replacement of the Paying Agent pursuant to this Section, the Issuer's and the Trust Administrator's obligations under Section
6.07 shall continue for the benefit of the retiring Paying Agent.

                  Section 6.09 Successor Indenture Trustee or Paying Agent by Merger.

         (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, then the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee, provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with written notice of any such transaction occurring after the Closing Date.

         If at the time of any such succession by merger, conversion or consolidation, any of the Notes shall have been authenticated but not delivered, then any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated. If at such time any of the Notes shall not have been authenticated, any


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

successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases, such certificates shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         (b) If the Paying Agent consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, then the resulting, surviving or transferee corporation or banking association without any further act shall be the successor paying agent; provided that such corporation or banking association shall be an Eligible Institution.

         Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at such time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11, and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.08 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to


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

this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.11 Eligibility; Disqualification. The Indenture Trustee and the Paying Agent shall at all times satisfy the requirements of TIA ss. 310(a). Each of the Indenture Trustee and the Paying Agent shall individually have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent either (a) shall have a long-term debt rating of A or better by Moody's or (b) such other rating as would not cause any Rating Agency to lower the rating of the Notes below its initial rating thereof, without taking into account the Policy. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         Section 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee that has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

         Section 6.13 Representations and Warranties.

         (a) The Indenture Trustee hereby represents and warrants that:

                           (i) The Indenture Trustee is duly organized, validly existing and in good standing as a national bank under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

                           (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

                           (iii)   The    consummation   of   the   transactions
         contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach


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

         of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

                           (iv) To the Indenture Trustee's best knowledge, there are no Proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

                           (v) The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

         (b) The Paying Agent hereby represents and warrants that:

                  (i) The Paying Agent is duly organized, validly existing and in good standing as a national banking association under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

                  (ii) The Paying Agent has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Paying Agent by all necessary corporate action.

                  (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Paying Agent or any agreement or other instrument to which the Paying Agent is a party or by which it is bound.

                  (iv) To the Paying Agent's best knowledge, there are no Proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Paying Agent or its properties (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Paying Agent of its obligations under, or the validity or enforceability of, this Indenture.

                  (v) The Paying Agent does not have notice of any adverse claim (as such terms are used in Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

         Section 6.14 Directions to Indenture Trustee. The Indenture Trustee is hereby directed:


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

         (a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust in trust in accordance with the Granting Clause;

         (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

         (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

         Section  6.15  Indenture  Trustee  May Own  Securities.  The  Indenture
Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

         Section 6.16 Rights of Paying Agent, Certificate Paying Agent, Note Registrar and Certificate Registrar. All the rights and protections included in this Article VI for the Indenture Trustee shall also apply to the Indenture Trustee in its separate capacities, if applicable, as Paying Agent, Certificate Paying Agent, Note Registrar and Certificate Registrar. In addition, the Paying Agent shall be afforded the rights, indemnities and protections afforded to the Paying Agent pursuant to this Article VI and in the event that the Paying Agent is also acting as Note Registrar, the rights, indemnities and protections afforded to the Indenture Trustee pursuant to Article VI shall be afforded to such Note Registrar.

                                  ARTICLE VII

                         Noteholders' Lists and Reports

         Section 7.01 Issuer to Furnish Paying Agent Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Paying Agent (a) not more than five days after each Record Date, a list, in such form as the Paying Agent may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (b) at such other times as the Paying Agent and the Enhancer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that for so long as the Paying Agent is the Note Registrar, no such list need be furnished.

         Section   7.02   Preservation   of   Information;   Communications   to
Noteholders.

         (a) The Paying Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Paying Agent as provided in Section 7.01 and the names and addresses of the Noteholders received by the Paying Agent in its capacity as Note Registrar. The Paying Agent may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee, the Paying Agent and the Note Registrar shall have the protection of TIA ss. 312(c).


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


         Section 7.03 Reports by Issuer.

         (a) The Issuer shall:

                  (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports including any certifications required to be filed with Form 10-K by the Sarbanes-Oxley Act of 2002 (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         Section 7.04 Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each May 15, beginning with May 15, 2004, the Indenture Trustee shall make available to each Noteholder as required by TIA ss. 313(c) and to the Enhancer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

         A copy of each report at the time of its distribution to Noteholders shall be filed by the Indenture Trustee with the Commission, if required, and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

         Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee or the Paying Agent may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee or the Paying Agent, as applicable, pursuant to this Indenture. The Indenture Trustee or the Paying Agent, as applicable, shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture

Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         Section 8.02 Trust Accounts.

         (a) On or prior to the Closing Date, the Issuer shall cause the Paying Agent to establish and maintain, in the name of the Paying Agent, for the benefit of the Noteholders, the Certificate Paying Agent, on behalf of the Certificateholders, and the Enhancer, the Note Payment Account as provided in
Section 3.01 of this Indenture.

         (b) All monies deposited from time to time in the Note Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders, the Enhancer and the Certificate Paying Agent, on behalf of the Certificateholders, and all Permitted Investments made with such monies, including all income or other gain from such investments, are for the benefit of the Servicer, the Indenture Trustee and the Paying Agent as provided in Section 5.01 of the Servicing Agreement.

         On each Payment Date, the Paying Agent shall distribute, on behalf of the Indenture Trustee, all amounts on deposit in the Note Payment Account to the Noteholders in respect of the Notes and, in its capacity as Certificate Paying Agent, to the Certificateholders from the Distribution Account in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b)) and in accordance with the Servicing Certificate.

         The Paying Agent shall invest any funds in the Note Payment Account in Permitted Investments selected in writing by the Servicer maturing no later than the Business Day preceding the next succeeding Payment Date and shall not be sold or disposed of prior to the maturity (except that any investment in the institution with which the Note Payment Account is maintained may mature or be payable on demand on such Payment Date). In addition, such Permitted Investments shall not be purchased at a price in excess of par. The amount of any losses incurred in respect of any such investments shall be deposited in the Note Payment Account by the Servicer and the Paying Agent out of their own funds immediately as realized and shall be allocated between the Servicer and the Paying Agent on a pro rata basis, such that the percentage of any such loss allocated to the Paying Agent shall equal a fraction, the numerator of which equals one (1) and the denominator of which equals the number of days the funds in the Note Payment Account were invested in such investment. Subject to this
Section 8.02(b) of the Indenture, and except as provided in this Section 5.01 of the Servicing Agreement, the Paying Agent shall not be liable for investment losses on funds on deposit in the Note Payment Account.

         Section 8.03 Officer's Certificate. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

         Section 8.04 Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders, the Certificate Paying Agent on behalf of the Certificateholders, the Enhancer and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

         Section 8.05 Release of Trust Estate.

         (a) Subject to the payment of its fees, expenses and indemnification, the Indenture Trustee may, and when required by the provisions of this Indenture or the Servicing Agreement, shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No Person relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due the Indenture Trustee and the Paying Agent pursuant to this Indenture have been paid and (iii) all sums due the Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

         (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of (i) an Issuer Request accompanied by an Officers' Certificate and a letter from the Enhancer stating that the Enhancer has no objection to such request from the Issuer, or
(ii) a Request for Release from the Servicer in accordance with the Servicing Agreement.

         (d) The Indenture Trustee shall surrender the Policy to the Enhancer for cancellation upon the final payment of principal of and interest on the Notes.

         Section 8.06 Surrender of Notes Upon Final Payment. By acceptance of any Note, the Noteholder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                   ARTICLE IX

                             Supplemental Indentures

         Section 9.01 Supplemental Indentures Without Consent of Noteholders.

         (a) Without the consent of the Noteholders of any Notes, but with prior notice to the Rating Agencies and the prior written consent of the Enhancer (which consent shall not be unreasonably withheld) unless an Enhancer Default shall have occurred, the Issuer, the Paying Agent and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee and the Paying Agent, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders or the Enhancer, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct any error or to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                  (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture, provided that such action shall not materially and adversely affect the interests of the Noteholders or the Enhancer (as evidenced by an Opinion of Counsel);

                  (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI; or

                  (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee, the Paying Agent and the Enhancer shall have received an Opinion of Counsel to the effect that the execution of such supplemental indenture will not give rise to any material adverse tax consequence to the Noteholders.

         Each of the Paying Agent and the Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer, the Paying Agent and the Indenture Trustee, when authorized by an Issuer Request, may, without the consent of any Noteholder but with prior notice to the Rating

Agencies and the prior consent of the Enhancer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

         Section 9.02 Supplemental Indentures With Consent of Noteholders. The Issuer, the Paying Agent and the Indenture Trustee, when authorized by an Issuer Request, may, with prior notice to the Rating Agencies and with the written consent of the Enhancer and the Noteholders of not less than a majority of the Note Balance affected thereby, by Act (as defined in Section 10.03 hereof) of such Noteholders delivered to the Issuer, the Paying Agent and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholder of each Note affected thereby:

         (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the Note Rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

         (b) reduce the percentage of the Note Balance, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

         (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

         (d) reduce the percentage of the Note Balance of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

         (e) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

         (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

         (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Noteholder of any Note of the security provided by the lien of this Indenture; provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

         Either the Paying Agent or the Indenture Trustee may in its discretion or at the advice of counsel determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. Neither the Indenture Trustee nor the Paying Agent shall be liable for any such determination made in good faith.

         It shall not be necessary for any Act (as defined in Section 10.03 hereof) of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer, the Paying Agent and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Paying Agent shall mail to the Noteholders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Paying Agent to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee and the Paying Agent shall be entitled to receive and, subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee and the Paying Agent may, but shall not be obligated to, enter into any such supplemental indenture that affects the Paying Agent's or the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Paying Agent, the Note Registrar, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.05 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of TIA as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under TIA.

         Section 9.06 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee, shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                                  Miscellaneous

         Section 10.01 Compliance Certificates and Opinions, etc.

         (a) Upon any application or request by the Issuer to the Indenture Trustee or the Paying Agent to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee, the Paying Agent and to the Enhancer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                  (v) if the signer of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee or the Paying Agent that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Paying

Agent an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                           (ii) Whenever the Issuer is required to furnish to the Indenture Trustee or the Paying Agent an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Paying Agent an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause
         (ii), is 10% or more of the Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balance of the Notes.

                           (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Paying Agent an Officer's Certificate
         certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                           (iv) Whenever the Issuer is required to furnish to the Indenture Trustee or the Paying Agent an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Paying Agent an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balance of the Notes.

                           (v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect upon, sell or otherwise dispose of the Mortgage Loans as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Note Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing December 31, 2004, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months (or such longer period, in the case of the first such Officer's Certificate) were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

         Section 10.02 Form of Documents Delivered to Indenture Trustee or the Paying Agent.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of either Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of either Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee or the Paying Agent, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's or the Paying Agent's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 10.03 Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 10.04 Notices, etc., to Indenture Trustee, Paying Agent, Issuer, Enhancer, Yield Maintenance Provider and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

         (a) the Indenture Trustee by any Noteholder, the Paying Agent or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

         (b) the Issuer by the Indenture Trustee, the Paying Agent or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust, in care of the Owner Trustee, or at any other address previously furnished in writing to the Indenture Trustee and the Paying Agent by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee,

         (c) the Enhancer by the Issuer, the Indenture Trustee, the Paying Agent or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management--Structured Finance (IPM-SF) (Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust), telecopier number
(914) 765-3810. The Enhancer shall promptly transmit any notice received by it from the Issuer, the Paying Agent, the Indenture Trustee or the Noteholders to the Issuer, the Paying Agent or Indenture Trustee, as the case may be,

         (d) the Yield Maintenance Provider by the Issuer, the Paying Agent, the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: Wachovia Bank, National Association, 301 South College Street, DC-8, Charlotte, North Carolina 28202-0600, Attention: Bruce M. Young, Sr. Vice President, Risk Management, telecopier number 704-383-0575. The Yield Maintenance Provider shall promptly transmit any notice received by it from the Issuer, the Paying Agent, the Indenture Trustee or the Noteholders to the Issuer, the Paying Agent or

Indenture Trustee, as the case may be; or, as to each of the foregoing Persons, at such other address as shall be designated by written notice to the other foregoing Persons, or

         (e) the Paying Agent by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Paying Agent at its Corporate Trust Office.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department; or, as to each of the foregoing Persons, at such other address as shall be designated by written notice to the other foregoing Persons.

         Section 10.05 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

         Section 10.06 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Paying Agent and the Indenture Trustee a copy of each such agreement and the Indenture Trustee or the Paying Agent, as applicable, shall cause payments to be made and notices to be given in accordance with such agreements.

         Section 10.07 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 10.08 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         Section 10.09 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee and the Paying Agent in this Indenture shall bind its successors, co-trustees and agents.

         Section 10.10 Severability. In case any provision in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         Section 10.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto (including the Paying Agent in its capacities as Certificate Registrar, Certificate Paying Agent, Note Registrar and Paying Agent) and their successors hereunder, and the Noteholders, the Enhancer, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Enhancer shall be an express third party beneficiary of this Indenture.

          The Enhancer, the Paying Agent and the Indenture Trustee acknowledge that nothing in this Indenture is intended to create any fiduciary obligation of the Indenture Trustee or the Paying Agent hereunder or under any other Basic Document to the Enhancer, except for the Indenture Trustee to the extent of its rights as a subrogee of the Noteholders in accordance with the provisions of
Section 5.12 of this Indenture, and that Indenture Trustee's and the Paying Agent's other obligations hereunder and under any Basic Document to the Enhancer are intended to be contractual in nature.

         Section 10.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 10.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICTS  OF  LAW  PROVISIONS   (OTHER  THAN  SECTION  5-

1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which counsel shall be reasonably acceptable to the Indenture Trustee and the Paying Agent) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 10.16 Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Paying Agent, the Note Registrar or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Paying Agent, the Note Registrar and the Owner Trustee have no such obligations in their respective individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         Section 10.17 No Petition. The Indenture Trustee and the Paying Agent, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenants and agrees that it will not at any time institute against the Depositor, the Seller, the Servicer or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

         Section 10.18 Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee or the Paying Agent, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee and the Paying Agent shall each cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee or the Paying Agent may reasonably determine that such disclosure is consistent with its obligations hereunder.

         IN WITNESS WHEREOF, the Issuer, the Indenture Trustee and the Paying Agent have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            WACHOVIA ASSET SECURITIZATION
                                            ISSUANCE, LLC 2004-HE1 TRUST,
                                            as Issuer

                                            By: WILMINGTON TRUST COMPANY, not in
                                                its individual capacity but
                                                solely as Owner Trustee


                                            By: /s/ Kathleen A. Pedelini
                                              ----------------------------------
                                              Name:  Kathleen A. Pedelini
                                              Title: Financial Services Officer




                                            U.S. BANK NATIONAL ASSOCIATION, as
                                             Indenture Trustee



                                            By:/s/ Shannon Rantz
                                              ----------------------------------
                                              Name:  Shannon Rantz
                                              Title: Vice President




                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                             as Paying Agent pursuant to Section
                                             3.03  hereof and as Note Registrar
                                             pursuant to Section 4.02 hereof.



                                            By: /s/ Gregory J. Yanok
                                              ----------------------------------
                                              Name:  Gregory J. Yanok
                                              Title: Vice President

STATE OF MINNESOTA)
                  ) ss.:
COUNTY OF Ramsey  )

         On this ___ day of June, 2004, before me personally appeared Shannon Rantz, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________, that he/she is the Vice President of Wilmington Trust Company, the Owner Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.


/s/ Shana Bloom
----------------------------------------
Notary Public



Acknowledgements

STATE OF DELAWARE   )
                    ) ss.:
COUNTY OF NEW CASTLE)

         On this ___ day of June, 2004,  before me personally  appeared Kathleen
A. Pedelini, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________, that he/she is the ____________ of U.S. Bank National Association, the Indenture Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.


/s/ Heather L. Maier
----------------------------------------
Notary Public



Acknowledgements

STATE OF NORTH CAROLINA)
                       ) ss.:
COUNTY OF MECKLENBURG  )

         On this ___ day of June, 2004, before me personally appeared Gregory J. Yanok, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________, that he/she is the ____________ of Wachovia Bank, National Association, the Paying Agent, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.


/s/ Sandi L. Lee
----------------------------------------
Notary Public



Acknowledgements

                                   Schedule I

                     Scheduled Notional                            Scheduled
    Payment Date           Balance            Payment Date     Notional Balance
    ------------           -------            ------------     ----------------
      July 2004       $1,000,000,000.00      December 2006    $1,000,000,000.00
     August 2004       1,000,000,000.00       January 2007     1,000,000,000.00
   September 2004      1,000,000,000.00      February 2007     1,000,000,000.00
    October 2004       1,000,000,000.00        March 2007      1,000,000,000.00
    November 2004      1,000,000,000.00        April 2007      1,000,000,000.00
    December 2004      1,000,000,000.00         May 2007       1,000,000,000.00
    January 2005       1,000,000,000.00        June 2007       1,000,000,000.00
    February 2005      1,000,000,000.00        July 2007       1,000,000,000.00
     March 2005        1,000,000,000.00       August 2007       953,638,174.35
     April 2005        1,000,000,000.00      September 2007     906,895,070.88
      May 2005         1,000,000,000.00       October 2007      859,767,553.99
      June 2005        1,000,000,000.00      November 2007      812,252,462.27
      July 2005        1,000,000,000.00      December 2007      764,346,608.33
     August 2005       1,000,000,000.00       January 2008      716,046,778.54
   September 2005      1,000,000,000.00      February 2008      667,349,732.87
    October 2005       1,000,000,000.00        March 2008       618,252,204.63
    November 2005      1,000,000,000.00        April 2008       568,750,900.27
    December 2005      1,000,000,000.00         May 2008        518,842,499.15
    January 2006       1,000,000,000.00        June 2008        468,528,823.90
    February 2006      1,000,000,000.00        July 2008        417,812,018.82
     March 2006        1,000,000,000.00       August 2008       366,688,768.58
     April 2006        1,000,000,000.00      September 2008     315,155,730.59
      May 2006         1,000,000,000.00       October 2008      263,209,534.79
      June 2006        1,000,000,000.00      November 2008      210,846,783.36
      July 2006        1,000,000,000.00      December 2008      180,241,185.00
     August 2006       1,000,000,000.00       January 2009      155,754,059.18
   September 2006      1,000,000,000.00      February 2009      131,554,152.02
    October 2006       1,000,000,000.00        March 2009       107,638,094.63
    November 2006      1,000,000,000.00

         Note: On any payment date, the Notional Balance will not exceed the outstanding principal balance of the notes as of such payment date.

                                    EXHIBIT A

                                  FORM OF NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE PAYING AGENT, THE NOTE REGISTRAR OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

           WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC 2004-HE1 TRUST

         Wachovia Asset Securitization Issuance, LLC Asset-Backed Note, Series 2004-HE1, Class A

Registered                                           Initial Note Balance:
                                                     $[______________]

No. 1 Note Rate: Variable

                                                     CUSIP No. [____]

         Wachovia Asset Securitization Issuance, LLC 2004-HE1, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or its registered assigns, the principal sum of [__________________] dollars ($[__________]), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Notes (defined below) pursuant to Section 3.05 of the indenture dated as of June 24, 2004 (the "Indenture"), among the Issuer, U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"), and Wachovia Bank, National Association, as Paying Agent (the "Paying Agent"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in June 2034, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

         Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls and reduced by Relief Act Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the least of (i) LIBOR plus 0.22% per annum and (ii) the Net WAC Rate. LIBOR for the Notes and each applicable Interest Period will be determined on the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period by the Servicer as set forth in the Indenture. All determinations of LIBOR by the Servicer shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Note, by accepting this Note, agrees to be bound by such determination. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 (the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Paying Agent, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         This  Note  is  entitled  to  the  benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by MBIA Insurance Corporation.

         Principal of and interest on this Note will be payable on each Payment Date, commencing on July 26, 2004, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

         The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in June 2034 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the holders of Notes representing not less than a majority of the Note Balance of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.


                                     A-1-2

         Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Paying Agent as of the preceding Record Date or, if no such instructions have been delivered to the Paying Agent, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Paying Agent shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Paying Agent, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Note Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

         Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Paying Agent, the Note Registrar or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such
                                     A-1-3
partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Seller, the Servicer or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer, the Paying Agent and the Indenture Trustee and the rights of the Noteholders under the Indenture at any time by the Issuer, the Paying Agent and the Indenture Trustee with the consent of the Enhancer and the holders of Notes representing a majority of the Note Balance of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Note Balance, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer, the Paying Agent and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders but with prior notice to the Rating Agencies and the Enhancer.

         The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.


                                     A-1-4

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

         The Servicer shall have the right to purchase from the Issuer all of the Mortgage Loans and related REO Property if the Note Balance of the Notes as of any Payment Date is less than 10% of the Note Balance of the Notes as of the Closing Date, (provided that a draw on the Policy would not occur as a result of such purchase, and provided further that the purchase price will provide sufficient funds to pay the outstanding Note Balance and accrued and unpaid interest on the Notes to the Payment Date on which such amounts are to be distributed to the Securityholders), at a price equal to 100% of the aggregate unpaid Principal Balance of all such remaining Mortgage Loans, plus accrued and unpaid interest thereon at the weighted average of the Loan Rates thereon up to the date preceding the Payment Date on which such amounts are to be distributed to the Securityholders (and in the case of REO Property, the fair market value of the REO Property), plus any amounts due and owing to the Enhancer under the Insurance Agreement related to the Mortgage Loans or the Notes (and any unpaid Servicing Fee relating to the Mortgage Loans shall be deemed to have been paid at such time), plus any Interest Shortfall and interest owed thereon to the Noteholders. The purchase price paid by the Servicer shall also include certain amounts owed by the Seller pursuant to the Purchase Agreement that remain unpaid on the date of such purchase.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.



                                     A-1-5

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                                            WACHOVIA ASSET SECURITIZATION
                                            ISSUANCE, LLC 2004-HE1 TRUST



                                            By: WILMINGTON  TRUST COMPANY,   not
                                                in its  individual capacity but
                                                solely as Owner Trustee

Dated:  June 24, 2004

                                            By:
                                              ----------------------------------
                                              Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                                            U.S. BANK NATIONAL ASSOCIATION, not
                                            in  its individual   capacity   but
                                            solely as Indenture Trustee

Dated: June 24, 2004

                                            By:
                                              ----------------------------------
                                              Authorized Signatory




                                     A-1-6

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

-------------------------------
 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________________________________________________
___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                        */
     -----------------------------------    ------------------------------------
                                            Signature Guaranteed:

                                                                              */
                                            ------------------------------------


                                     A-1-7

                             STATEMENT OF INSURANCE

OBLIGATIONS: $1,000,000,000          Wachovia Asset Securitization Issuance, LLC
                                             Asset-Backed Notes, Series 2004-HE1

         MBIA Insurance Corporation (the "Insurer") has issued a Note Guaranty Insurance Policy (the "Policy") relating to the Obligations containing the following provisions, the Policy being on file at the Corporate Trust Office of the Indenture Trustee.

         The Insurer, in consideration of the payment of the premium and subject to the terms of the Policy, thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by U.S. Bank National Association, or its successors, as indenture trustee for the Owners (the "Indenture Trustee"), on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Issuer, the Trust Estate or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability), Interest Shortfalls or Relief Act Shortfalls. In addition, the Policy does not cover any payments required to be made under the Yield Maintenance Agreement.

         The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment  of the  Insurer  as agent for such  Owner in any  legal  proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable under the Policy no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

         Insured Payments due under the Policy, unless otherwise stated in the Policy, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

         Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under the Policy.

         As used in the Policy, the following terms shall have the following meanings:

         "Agreement" means the Indenture dated as of June 24, 2004 among Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust, as Issuer, Wachovia Bank, National Association, as Paying Agent, and the Indenture Trustee, as Indenture Trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

         "Business Day" means any day other than (a) a Saturday or a Sunday (b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

         "Deficiency Amount" means, with respect to any Payment Date, the sum of
(i) the excess, if any, of (a) the accrued interest on the Obligations, excluding any Relief Act Shortfalls, Interest Shortfalls and any amounts required to be paid under the Yield Maintenance Agreement for such Payment Date, at the Note Rate over (b) the amount available for interest distributions on the Obligations on such Payment Date, including, without limitation, from amounts on deposit in the Note Payment Account and (ii) the Guaranteed Principal Amount.

         "Final Payment Date" means the Payment Date occurring in June 2034.

         "Guaranteed Principal Amount" means (i) with respect to any Payment Date other than the Final Payment Date, the excess, if any, of (a) the Note Balance as of such Payment Date, after taking into account all amounts available under the Agreement to reduce the Note Balance or to increase the amount on deposit in the Funding Account, over (b) the sum of (I) the Pool Balance as of the close of business on the last day of the related Collection Period and (II) the amount on deposit in the Funding Account as of the last day of the related Collection Period or (ii) with respect to the Final Payment Date, the Note Balance as of the Final Payment Date, after giving effect to all other distributions of principal on the Obligations on the Final Payment Date.

         "Insured Payment" means (a) as of any Payment Date, any Deficiency Amount and (b) any Preference Amount.

         "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

         "Owner" means each Noteholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

         "Pool Balance" means, with respect to any date, the aggregate Principal Balance of all the Mortgage Loans as of such date.

         "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

         Capitalized terms used in the Policy and not otherwise defined in the Policy shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice under the Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

         The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

         THE POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         No defenses, set-offs and counterclaims of any kind available to the Insurer so as to deny payment of any amount due in respect of the Policy will be valid and the Insurer hereby waives and agrees not to assert any and all such defenses, set-offs and counterclaims so as to deny payment of any amount due in respect of the Policy, including, without limitation, any such rights acquired by subrogation, assignment or otherwise.

         The   insurance   provided   by  the  Policy  is  not  covered  by  the
Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

                                            MBIA INSURANCE CORPORATION

                                                                  EXECUTION COPY

                                                                      APPENDIX A

                                   DEFINITIONS


         Addition Notice: With respect to (i) the transfer of Subsequent Mortgage Loans to the Purchaser by the Seller as provided in Section 2.2 of the Purchase Agreement, or (ii) the transfer of Subsequent Mortgage Loans to the Issuer by the Depositor as provided in Section 3.05 of the Trust Agreement, as the context requires, a notice given by the Seller or Depositor, as applicable, in the manner provided by the terms of the Purchase Agreement (in substantially the form set forth in Exhibit 3 to such agreement) or the Trust Agreement (in substantially the form set forth in Exhibit I to such agreement), as applicable.

         Additional Balance: With respect to any Mortgage Loan, any Draw made by the related Mortgagor pursuant to the related Loan Agreement after the Cut-Off Date or Subsequent Cut-Off Date, together with all money due or to become due in respect of such Draw; provided, however, that any Draw during the Rapid Amortization Period shall be an Excluded Draw, shall not be acquired by the Trust and shall not be an Additional Balance.

         Additional Balance Increase Amount: Shall mean (a) the excess, if any, of (i) the aggregate principal amount of Additional Balances from the related Collection Period and prior Collection Periods conveyed to the Trust Estate, over (ii) Principal Collections and Excess Spread from the Funding Account and/or the Custodial Account applied to purchase those Additional Balances minus
(b) amounts paid on previous Payment Dates to the holders of the Certificates pursuant to Section 3.19 of the Servicing Agreement and Sections 3.05(a)(i)(3),
(i)(7), (ii)(3), (ii)(7), (iii)(4) and (iii)(7) of the Indenture with respect to any Additional Balance Increase Amount.

         Administration Agreement: The Administration Agreement dated as of the Closing Date between Wachovia and the Issuer.

         Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         Amortization Periods: Collectively, the Managed Amortization Period and the Rapid Amortization Period.

         Appraised Value: With respect to any Mortgage Loan, the appraised value of the related Mortgaged Property determined in the appraisal used in the origination of that Mortgage Loan, which may have been obtained at an earlier time, but in no event more than twelve months from origination; provided, however, that if the Mortgage Loan was originated simultaneously with a senior lien on the related Mortgaged Property, the Appraised Value shall be the lesser of the appraised value at the origination of the senior lien and the sales price for the related Mortgaged Property.

         Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the conveyance of such Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same jurisdiction.

         Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

         Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee and the Paying Agent on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basic Documents: The Trust Agreement, the Indenture, the Purchase Agreement, the Insurance Agreement, the Policy, the Servicing Agreement, the Yield Maintenance Agreement, the Administration Agreement, any Subsequent
Transfer Agreement and the other documents and certificates delivered in connection with any of the above.

         Beneficial Owner: With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

         Billing Cycle: With respect to any Mortgage Loan and Due Date, the calendar month preceding such Due Date.

         Book-Entry Notes: Beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which the New York Stock Exchange or banking institutions in the States of New York, North Carolina, Delaware or the State in which the Corporate Trust Offices of the Indenture Trustee or the Paying Agent are located are required or authorized by law or executive order to be closed.

         Certificate Balance: The excess, if any, of the Principal Balance of the Mortgage Loans over the aggregate outstanding principal balance of the Notes.

         Certificate Distribution Amount: For any Payment Date, the amount, if any, distributable on the Certificates for such Payment Date pursuant to Sections 3.05(a)(i)(2), (i)(3), (i)(7), (i)(11), (ii)(2), (ii)(3), (ii)(7),
(ii)(11), (iii)(2), (iii)(4), (iii)(7) and (iii)(11) of the Indenture, Section 3.04(a) of the Servicing Agreement and Sections 5.01(a) and 8.01(c) of the Trust Agreement.

         Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

         Certificate  Paying Agent:  The Paying Agent,  as further  described in
Section 3.14 of the Trust Agreement, or any successor Certificate Paying Agent appointed pursuant to the Trust Agreement.

         Certificate Percentage Interest: With respect to any Payment Date and any Certificate, the Percentage Interest for such Certificate.

         Certificate Register: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

         Certificate Registrar: Initially, the Paying Agent, in its capacity as Certificate Registrar.

         Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of the Owner Trustee or the Indenture Trustee shall be deemed not to be outstanding, and the registered holder will not be considered a Certificateholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided, however, that in determining whether the Indenture Trustee, the Paying Agent or the Owner Trustee, as applicable, shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee, the Paying Agent or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Certificateholders if the pledgee establishes to the satisfaction of the Indenture Trustee, the Paying Agent or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

         Certificates:  The Certificates issued pursuant to the Trust Agreement.

         Closing Date:  June 24, 2004.

         Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         Collateral: The meaning specified in the Granting Clause of the Indenture.

         Collection Period: With respect to any Mortgage Loan and Payment Date, the calendar month preceding any such Payment Date.

         Collection Policy: The meaning specified in Section 3.01(b) of the Servicing Agreement.

         Collections: With respect to any Collection Period, all Interest Collections and Principal Collections during such Collection Period.

         Combined Loan-to-Value Ratio or CLTV: With respect to each Mortgage Loan, the ratio, expressed as a percentage, of (a) the sum of (i) the Credit Limit thereof and (ii) any outstanding principal balance, at origination of such Mortgage Loan, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, over (b) the Appraised Value of that Mortgage Loan.

         Commission:  The Securities and Exchange Commission.

         Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, in any case to the extent not applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor in accordance with the terms of the related Loan Agreement, the Collection Policy or applicable law.

         Corporate Trust Office: With respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107-2292, Attn: Structured Finance - WASI 2004-HE1. With respect to the Paying Agent, Certificate Registrar, Note Registrar and Certificate Paying Agent, the principal corporate trust office of the Paying Agent at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 401 South Tryon Street, Charlotte, North Carolina 28202. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

         Credit Limit: With respect to any Mortgage Loan, the maximum Principal Balance permitted under the terms of the related Loan Agreement.

         Credit Grade: A credit application scoring methodology developed by the Seller to measure the credit risk of a borrower.

         Custodial Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.03(b) of the Servicing Agreement, in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

         Cut-Off Date: The opening of business on June 1, 2004.

         Cut-Off Date Principal Balance: With respect to any Initial Mortgage Loan or Subsequent Mortgage Loan, the unpaid principal balance thereof as of the close of business on the last day of the Billing Cycle immediately prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be.

         Debt-to-Income Ratio: All of the Mortgagor's monthly debt divided by the Mortgagor's monthly gross income, determined in accordance with the Seller's underwriting guidelines.

         Default: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

         Deficiency Amount: With respect to any Payment Date, the sum of (i) the excess, if any, of (a) the accrued interest on the Obligations, excluding any Relief Act Shortfalls and Interest Shortfalls and any amounts required to be paid under the Yield Maintenance Agreement for such Payment Date, at the Note Rate over (b) the amount available for interest distributions on the Obligations on such Payment Date, including, without limitation, from amounts on deposit in the Note Payment Account and (ii) the Guaranteed Principal Amount.

         Definitive Notes: Any definitive, fully registered Note, as described in Section 4.08 of the Indenture.

         Deleted Loan: A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

         Depositor:   Wachovia  Asset  Securitization  Issuance,  LLC,  a  North
Carolina limited liability company, or its successor in interest.

         Depository: The Depository Trust Company or a successor appointed by the Indenture Trustee or the Depositor with the approval of the Issuer. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

         Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Determination Date: With respect to any Payment Date, the 18th day of the month in which such Payment Date occurs or if such day is not a Business Day, the next succeeding Business Day.

         Distribution Account: The account or accounts created and maintained by the Certificate Paying Agent pursuant to Section 3.14(c) of the Trust Agreement. The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Distribution Account.

         Draw: With respect to any Mortgage Loan, a borrowing by the related Mortgagor under the related Loan Agreement.

         Due Date: With respect to each Mortgage Loan, the date on which monthly payments on such Mortgage Loan are due.

         Eligible Account: An account that is either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each of Standard & Poor's and Moody's in one of its generic rating categories which signifies investment grade.

         Eligible Institution: An institution that is either a depository institution, which may include the Indenture Trustee, the Paying Agent or the Owner Trustee, organized under the laws of the United States of America or any one of the States thereof or the District of Columbia, the deposits in which are insured by the FDIC and which at all times has a short-term unsecured debt rating of at least A-1+ by Standard & Poor's and P-1 by Moody's.

         Eligible Substitute Loan: A Mortgage Loan substituted by the Seller for a Deleted Loan, which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Indenture Trustee and the Paying Agent,
(i) comply with each representation and warranty set forth in Section 3.1(b) of the Purchase Agreement, other than clauses (xxiii), (xxxvii), (xxxviii), (xxxix), (xl), (xli), (xlii), (xliii) and (xliv) as of the date of substitution;
(ii) have a Loan Rate, Net Loan Rate and Gross Margin no lower than and not more than 1% per annum higher than the Loan Rate, Net Loan Rate and Gross Margin, respectively, of the Deleted Loan as of the date of substitution; (iii) have a CLTV at the time of substitution no higher than that of the Deleted Loan at the Cut-Off Date or Subsequent Cut-Off Date, as applicable; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan; and (v) not be 30 days or more delinquent.

         Enhancer: MBIA Insurance Corporation and any of its successors and assigns.

         Enhancer Default: Any failure by the Enhancer to make a payment required under the Policy in accordance with its terms.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) a default in the payment of the principal of, any installment of the principal of or interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;

                  (b) there occurs a default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the Noteholders or the Enhancer, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Enhancer or the Noteholders of at least 25% of the Note Balance of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder;

                  (c) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, servicer, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust

         Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (d) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, servicer, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         Excess Spread: With respect to any Payment Date and without taking into account any draw on the Policy for such Payment Date, the excess, if any, of (i) Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount) for the related Collection Period with respect to the Mortgage Loans over (ii) the sum of (x) the premium for the Policy for such Payment Date, plus any unpaid premium from prior Payment Dates with interest thereon at the Late Payment Rate, and (y) the amounts paid on such Payment Date to the Noteholders of the Notes pursuant to Section 3.05(a)(i)(2), (ii)(2) and (iii)(2) of the Indenture, plus payments made under the Yield Maintenance Agreement, to the extent not used to pay interest on the Notes at the Note Rate.

         Excluded Amount: For any Payment Date during the Rapid Amortization Period, the portion of the Principal Collections and Interest Collections for each Collection Period allocated to an Excluded Draw as provided in Section 2.4 of the Purchase Agreement; provided, however, that the Excluded Amount with respect to any Liquidation Loss Amount or Subsequent Recovery Amount shall be the pro rata portion of such Liquidation Loss Amount or Subsequent Recovery Amount on the Mortgage Loans during the related Collection Period attributable to Excluded Draws, or such other allocation as may be required by applicable law.

         Excluded  Draw:  Any  Draw  made  by  a  Mortgagor   during  the  Rapid
Amortization Period, which shall not be transferred to the Trust Estate.

         Expenses: The meaning specified in Section 7.02 of the Trust Agreement.

         Fannie  Mae:  Fannie  Mae,   formerly  the  Federal  National  Mortgage
Association, or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FICO: A consumer credit scoring methodology developed by Fair, Isaac Company as applied by the Seller to rank potential borrowers based on the likelihood that they would pay their credit obligations.

         Final Payment Date: The Payment Date occurring in June 2034.

         Fiscal Year: The fiscal year of the Trust, which shall end on December 31 of each year.

         Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of Liquidation Proceeds net of Liquidation Expenses exceeds (ii) the Principal Balance of such Liquidated Mortgage Loan (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) immediately prior to the final recovery of the related Liquidation Proceeds.

         Freddie Mac: Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, or any successor thereto.

         Funding  Account:  The account  established and maintained  pursuant to
Section 3.19 of the Servicing Agreement.

         GAAP: Generally accepted accounting principles.

         Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm. A Grant of any item of Collateral or of any other property shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such item of Collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         Gross Margin: With respect to any Mortgage Loan, the percentage set forth as the "Margin" for such Mortgage Loan on the Mortgage Loan Schedule.

         Guaranteed Principal Amount: An amount equal to (i) with respect to any Payment Date other than the Final Payment Date, the excess, if any, of (a) the Note Balance as of such Payment Date, after taking into account all amounts available under the Agreement to reduce the Note Balance or to increase the amount on deposit in the Funding Account, over (b) the sum of (I) the Pool Balance as of the close of business on the last day of the related Collection Period and (II) the amount on deposit in the Funding Account as of the last day of the related Collection Period or (ii) with respect to the Final Payment Date, the Note Balance as of the Final Payment Date, after giving effect to all other distributions of principal on the Obligations on the Final Payment Date.

         Indemnified Party: The meaning specified in Section 7.02 of the Trust Agreement.

         Indenture: The Indenture dated as of the Closing Date among the Issuer, the Paying Agent and the Indenture Trustee.

         Indenture Trustee: U.S. Bank National Association, a national banking association, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

         Independent: When used with respect to any specified Person, such Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Depositor and any Affiliate of any of the foregoing Persons,
(ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee and the Paying Agent under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee and the Paying Agent in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         Initial Certificate Balance: $0.

         Initial Mortgage Loans: The adjustable rate home equity revolving lines of credit (i) sold by the Seller to the Purchaser pursuant to Section 2.1 of the Purchaser Agreement or (ii) sold by the Depositor to the Issuer pursuant to
Section 3.01 of the Trust Agreement, as context requires, which are listed on the applicable Mortgage Loan Schedule on the Closing Date.

         Initial Note Balance:  $1,000,000,000.

         Initial Transferred Property: All of the Seller's right, title and interest, whether now owned or existing or hereafter created, arising, or acquired, in, to and under the following: (i) the Initial Mortgage Loans (including the Cut-Off Date Principal Balances of such Initial Mortgage Loans now existing and all Additional Balances arising thereunder after the Cut-Off Date through and including the date immediately preceding the commencement of the Rapid Amortization Period), all interest due or to become due thereon on or after the Cut-Off Date, all monies due or to become due thereon, all collections in respect thereof received on or after the Cut-Off Date and all accounts, chattel paper, general intangibles, contract rights and certificates of deposit related to the Initial Mortgage Loans; provided, however, that any Principal Balance represented by a Draw made during the Rapid Amortization Period and interest thereon and money due or to become due in respect thereof will not be or be deemed to be transferred to the Purchaser, and the Seller in such event shall retain ownership of each Principal Balance represented by each such Draw and interest thereon and money due or to become due in respect thereof; (ii) the interest of the Seller in any insurance policies in respect of the Initial Mortgage Loans; (iii) the interest of the Seller in the Mortgages and the Loan Agreements related to each Initial Mortgage Loan and the other Related Documents and (iv) all proceeds of the foregoing.

         Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

         Insurance Agreement: The Insurance Agreement dated as of June 1, 2004, among the Servicer, the Seller, the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Paying Agent and the Enhancer, including any amendments and supplements thereto.

         Insurance Proceeds: Proceeds paid by any insurer (other than the Enhancer) pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Servicer, or amounts required to be paid by the Servicer pursuant to the next to last sentence of Section 3.05 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the related Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

         Insured Payment:  As defined in the Policy.

         Interest Collections: With respect to any Payment Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest (including without limitation such portion of Insurance Proceeds, Net Liquidation Proceeds, Repurchase Prices and any payment by the Servicer pursuant to Section 8.10 of the Servicing Agreement as is allocable to interest on the applicable Mortgage Loan, but excluding the Excluded Amount) as is paid by the Seller or the Servicer (including any optional servicing advance) or is collected and applied by the Servicer under the Mortgage Loans, exclusive of the pro rata portion thereof attributable to any Excluded Amounts, and reduced by the Servicing Fee for the related Collection Period and by any fees (including annual fees) or late charges or similar administrative fees paid by Mortgagors during the related Collection Period, plus any amounts in respect of investment earnings on amounts on deposit in the Funding Account pursuant to the Servicing Agreement. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

         Interest Period: With respect to the Notes and any Payment Date (other than the first Payment Date), the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on the Closing Date and ending on the day preceding the first Payment Date.

         Interest Rate Adjustment Date: With respect to each Mortgage Loan, the date or dates on which the Loan Rate is adjusted in accordance with the related Loan Agreement.

         Interest Shortfall: With respect to any Payment Date on which LIBOR plus 0.22% per annum exceeds the Net WAC Rate, the sum of (a) the excess of the amount of interest that would have accrued on the Notes during the related Interest Period had the Note Rate been equal to LIBOR plus 0.22% per annum over the amount of interest that actually accrued on the Notes during that Interest Period at the Net WAC Rate; and (b) any amounts required to be paid under the Yield Maintenance Agreement, which were not paid by the Yield Maintenance Provider.

         Interest Shortfalls are not included as interest payments on the Notes for any Payment Date. Such amount shall accrue interest at the related Note Rate (as adjusted from time to time) and shall be paid on future Payment Dates only to the extent funds are available therefor as set forth in Section 3.05(a) of the Indenture.

         Issuer or Trust: Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust, a Delaware statutory trust, or its successor in interest.

         Issuer Order or Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee or the Paying Agent.

         Late Payment Rate: The meaning ascribed thereto in the Insurance Agreement.

         LIBOR: With respect to (a) any Interest Period other than the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of that Interest Period or (b) the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Servicer), the rate will be the Reference Bank Rate. If no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

         LIBOR  Business  Day:  Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

         Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

         Liquidated  Mortgage  Loan:  With  respect  to any  Payment  Date,  any
Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Collection Period that substantially all

Liquidation Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO Property have been recovered.

         Liquidation Expenses: All out-of-pocket expenses (exclusive of overhead) incurred by or on behalf of the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, including legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting such Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

         Liquidation Loss Amount: With respect to any Payment Date and any Mortgage Loan that became a Liquidated Mortgage Loan (excluding the Excluded
Draw) during the related Collection Period, the unrecovered portion of the Principal Balance of such Mortgage Loan and any unpaid accrued interest thereon at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

         Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts drawn under the Policy) if any received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise.

         Loan Agreement: With respect to each Mortgage Loan, the credit line agreement, pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

         Loan Rate: With respect to any Mortgage Loan and any day, the per annum rate of interest applicable under the related Loan Agreement.

         Lost Note Affidavit: With respect to any Mortgage Loan as to which the original Loan Agreement has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Loan Agreement has been lost, misplaced or destroyed (together with a copy of the related Loan Agreement, if available).

         Managed Amortization Event: The occurrence of any date prior to the commencement of the Managed Amortization Period on which the amount on deposit in the Funding Account equals or exceeds $40,000,000.

         Managed Amortization Period: The period beginning on the first day following the end of the Revolving Period and ending on the earlier of (i) June 30, 2007 and (ii) the occurrence of a Rapid Amortization Event.

         Maximum Loan Rate: With respect to each Mortgage Loan, the maximum loan rate thereon specified in the related Loan Agreement.

         Minimum Monthly Payment: With respect to any Mortgage Loan and any month, the minimum amount required to be paid by the related Mortgagor in such month.

         Moody's: Moody's Investors Service, Inc., or its successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Mortgage Loan.

         Mortgage File: With respect to each Mortgage Loan, the documents specified in Section 2.1(d) of the Purchase Agreement and any documents required to be added to such documents pursuant to the Purchase Agreement, the Trust Agreement or the Servicing Agreement.

         Mortgage Loans: At any time, all Initial Mortgage Loans and Subsequent Mortgage Loans, including Additional Balances, if any, that have been sold to the Purchaser or the Issuer, as the context requires, together with all monies due or become due thereunder or the Related Documents, and that remain subject to the terms thereof.

         Mortgage Loan Schedule: In connection with (a) the Purchase Agreement, the schedule of Initial Mortgage Loans as of the Cut-Off Date set forth in
Exhibit 1 of the Purchase Agreement, and as of each Subsequent Cut-Off Date, the related schedule of Subsequent Mortgage Loans, which schedule sets forth the loan number, the lien position of the related Mortgage, the Cut-Off Date Principal Balance, the Credit Limit, the FICO score, the CLTV, the Credit Grade, the Debt-to-Income Ratio and Gross Margin, as amended or supplemented from time to time in accordance with the Purchase Agreement, and (b) the Servicing Agreement, the schedule of Initial Mortgage Loans as of the Cut-Off Date set forth in Exhibit A of the Servicing Agreement, and as of each Subsequent Cut-Off Date, the related schedule of Subsequent Mortgage Loans, which schedule sets forth the loan number, the lien position of the related Mortgage, the Cut-Off Date Principal Balance, the Credit Limit, the FICO store, the CLTV, the Credit Grade, the Debt-to-Income Ratio and Gross Margin, as amended or supplemented from time to time in accordance with the Servicing Agreement.

         Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

         Mortgagor:  The obligor or obligors under a Loan Agreement.

         Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses minus the pro rata portion of such amount that is attributable to any Excluded Amount (but not including the portion, if any, of such amount that exceeds the Principal Balance of, plus accrued and unpaid interest on, such Mortgage Loan at the end of the Collection Period immediately preceding the Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan).

         Net Loan Rate: With respect to any Payment Date and any Mortgage Loan, the Loan Rate of that Mortgage Loan as of the first day of the calendar month in which the related Interest Period begins, net of the Servicing Fee Rate, adjusted to an effective rate reflecting the methods by which interest is calculated on the Notes during such Interest Period.

         Net Principal Collections: With respect to any Payment Date, the excess, if any, of Principal Collections for such Payment Date over the aggregate amount of Additional Balances created or Subsequent Mortgage Loans purchased, in each case during the related Collection Period, conveyed to the Issuer and paid for with amounts on deposit in the Custodial Account.

         Net WAC Rate: With respect to any Payment Date, a fraction expressed as a per annum rate, the numerator of which is the sum of (i) the interest due on the Mortgage Loans, less the sum of (a) the amount of the Servicing Fee on the Mortgage Loans, (b) the amount of the premium on the Policy and (c) the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount, and (ii) payments required to be made under the Yield Maintenance Agreement, if any, in each case as of such Payment Date or the related Collection Period, as applicable, and the denominator of which is the outstanding Note Balance, as further adjusted by multiplying such rate by a fraction, the numerator of which is 360 and the denominator of which is the actual number of days elapsed in the related Interest Period.

         Nonrecoverable P&I Advance: Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan that, in the judgment (in accordance with the Collection Policy) of the Servicer, will not be ultimately recoverable, together with any accrued and unpaid interest thereon, from late Collections or any other recovery on or in respect of such Mortgage Loan.

         Note Balance: With respect to any Payment Date the Initial Note Balance reduced by all payments of principal on the Notes prior to such Payment Date or reduction thereof by application of the Liquidation Loss Amounts.

         Noteholder: The Person in whose name a Note is registered in the Note Register, except that any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding, and the registered holder will not be considered a Noteholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided, however, that in determining whether the Indenture Trustee, the Paying Agent or the Owner Trustee, as applicable, shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee, the Paying Agent or the Owner Trustee, as the case may be, knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Noteholders if the pledgee thereof establishes to the satisfaction of the Indenture Trustee, the Paying Agent or the Owner Trustee such pledgee's right so to act with respect to such Notes and that such pledgee is not the Issuer, any other obligor on the Notes or any Affiliate of any of the foregoing Persons.

         Note Owner or Owner:  The Beneficial Owner of a Note.

         Note Payment Account: The account established by the Paying Agent pursuant to Section 8.02 of the Indenture and Section 5.01 of the Servicing Agreement. Amounts deposited in the Note Payment Account will be distributed by the Paying Agent in accordance with Section 3.05 of the Indenture.

         Note Rate: A floating rate equal to the lesser of (i) LIBOR plus 0.22% per annum and (ii) the Net WAC Rate.

         Note Register: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

         Note Registrar:  The Paying Agent, in its capacity as Note Registrar.

         Notes:  The  Class  A  Wachovia  Asset  Securitization   Issuance,  LLC
Asset-Backed Notes, Series 2004-HE1, in substantially the form set forth in Exhibit A to the Indenture.

         Notional Balance: With respect to any Payment Date, the lesser of (i) the amount set forth under `Scheduled Notional Balance' on Schedule I to the Indenture for that Payment Date and (ii) the Note Balance for that Payment Date.

         Obligations:  The Notes.

         Officer's Certificate: With respect to the Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Servicer and delivered to the Indenture Trustee or the Paying Agent. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee or the Paying Agent. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         Opinion of Counsel: A written opinion of counsel of a law firm reasonably acceptable to the recipient thereof. Any Opinion of Counsel for the Servicer may be provided by in-house counsel for the Servicer if reasonably acceptable.

         Outstanding:   With   respect  to  the   Notes,   as  of  the  date  of
determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

                  (i) Notes theretofore cancelled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

                  (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided, however, that for purposes of effectuating the Enhancer's right of subrogation as set forth in Section 4.12 of the Indenture only, all Notes that have been paid with funds provided under the Policy shall be deemed to be Outstanding until the Enhancer has been reimbursed with respect thereto.

         Overcollateralization Amount: With respect to any Payment Date, the amount, if any, by which the sum of (a) the Pool Balance (exclusive of the portion relating to any Excluded Draw) and (b) the Funding Account, in each case as of the close of business on the last day of the related Collection Period, exceeds the Note Balance.

         Overcollateralization Release Amount: (I) With respect to any Payment Date on or after the Stepdown Date, provided that the Stepdown Delinquency Test and Stepdown Cumulative Loss Test each have been met, the lesser of (a) the Net Principal Collections for such Payment Date and (b) the excess, if any, of (i) the Overcollateralization Amount for such Payment Date, assuming that 100% of the Net Principal Collections is applied as a principal payment on the Notes on such Payment Date, over (ii) the Overcollateralization Target Amount for such Payment Date; and (II) with respect to any Payment Date on which either the Stepdown Delinquency Test or the Stepdown Cumulative Loss Test has not been met, zero. For the avoidance of doubt, the Overcollateralization

Release Amount with respect to any Payment Date during the Rapid Amortization Period shall be zero.

         Overcollateralization  Target  Amount:  (I) With respect to any Payment
Date on or after the payment date in October 2004 and prior to the Stepdown Date, an amount equal to the sum of (a) 1.00% of the Note Balance as of the Closing Date and (b) 100% of the aggregate Principal Balances of all Mortgage Loans that are 180 days or more contractually delinquent as of the last day of the related Collection Period (including Mortgage Loans that are in foreclosure or are REO Loans); and (II) with respect to any Payment Date on or after the Stepdown Date, (a) if the Stepdown Delinquency Test and the Stepdown Cumulative Loss Test have each been met, an amount equal to 2.00% of the Note Balance on such Payment Date; or (b) if either of the Stepdown Delinquency Test or the Stepdown Cumulative Loss Test has not been met, an amount equal to the Overcollateralization Target Amount as of the immediately preceding Payment Date; provided, however, that the Overcollateralization Target Amount will remain equal to the Overcollateralization Target Amount as of the immediately preceding Payment Date until both (i) the Stepdown Delinquency Test and (ii) the Stepdown Cumulative Loss Test have each been met; and provided further, however, that in no event shall the Overcollateralization Target Amount be less than the greater of (x) 0.50% of the Note Balance as of the Closing Date and (y) the sum of the three largest outstanding Mortgage Loans (by Principal Balance as of such Payment Date).

         Owner Trust: Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust, created by the Certificate of Trust pursuant to the Trust Agreement.

         Owner Trustee: Wilmington Trust Company, not in its individual capacity but solely as owner trustee, and its successors and assigns or any successor Owner Trustee appointed pursuant to the terms of the Trust Agreement.

         Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Certificateholder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         P&I Advance: The meaning specified in Section 3.21 of the Servicing Agreement.

         Paying Agent: Wachovia Bank, National Association, a national banking association, and its successors and assigns or any successor paying agent appointed pursuant to the terms of the Indenture.

         Payment Date: The 25th day of each month, or if such day is not a Business Day, then the next Business Day.

         Percentage Interest: With respect to any Note and Payment Date, the percentage obtained by dividing the Note Balance of such Note by the Note Balance of all Notes prior to such Payment Date. With respect to any Certificate and any Payment Date, the Percentage Interest stated on the face of such Certificate.

         Permitted Investments:  One or more of the following:

                  (i) obligations of or fully guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase  agreements on obligations specified in clause
         (i) above maturing not more than one month from the date of acquisition thereof; provided, however, that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated "A-2" or higher by Standard and Poor's and "P-2" or higher by Moody's;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided, however, that the short-term debt obligations of such depository institution or trust company, other than U.S. Bank National Association, (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating category available; provided, further, that if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; provided, further, that if the only Rating Agency is Standard & Poor's and the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category available; provided, however, that such commercial paper shall have a remaining maturity of not more than 30 days;

                  (v) a money market fund or a qualified investment fund (including without limitation, any such fund for which the Indenture Trustee, the Paying Agent, an Affiliate of the Indenture Trustee or an Affiliate of the Paying Agent acts as an advisor or a manager) rated by each Rating Agency in one of its two highest long-term rating categories available; and

                  (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not cause a Rating Event, and which are acceptable to the Enhancer, as evidenced in writing; provided, however, that in no event shall such other obligation or security be rated less than "AA/A-1" or "Aa3/P-1" by Standard and Poor's or Moody's, respectively;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest long-term rating category available debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and references herein to the highest short-term rating category available shall mean A-1+ in the case of Standard & Poor's and P-1 in the case of Moody's.

         Person: Any legal individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Plan: Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code, as described in Section
3.09 of the Trust Agreement.

         Plan Assets: The meaning specified in Section 2510.3-101 of the Department of Labor Regulations and as described in Section 3.09 of the Trust Agreement.

         Policy: The financial guaranty insurance policy #44389, and any endorsement thereto, dated as of the Closing Date, issued by the Enhancer.

         Pool Balance: With respect to any date, the aggregate Principal Balance of all Mortgage Loans as of such date.

         Predecessor Note: With respect to any Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

         Preference Amount:  As defined in Section 3.32 of the Indenture.

         Prime: The prime rate as published in the Eastern Edition of The Wall Street Journal on the 25th day of the prior calendar month. If more than one prime rate is published on the 25th day of the prior calendar month, "Prime" shall equal the highest prime rate published on such date. If the prime rate is not published on the 25th day of the prior calendar month, "Prime" shall equal the prime rate published on the last business day prior to such 25th day.

         Principal Balance: With respect to any Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any day, the related Cut-Off Date Principal Balance, plus (i) any Additional Balances in respect of such Mortgage Loan conveyed to the Trust, minus (ii) all collections credited as principal in respect of any such Mortgage Loan in accordance with the related Loan Agreement (except any such collections that are allocable to any Excluded Draw) and applied in reduction of the Principal Balance thereof. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of substantially all related Liquidation Proceeds and a Principal Balance of zero thereafter.

         Principal Collections: With respect to any Payment Date, the aggregate of the following amounts:

                  (i) the total amount of payments made by or on behalf of the related Mortgagor, received and applied as payments of principal on such Mortgage Loan during the related Collection Period, as reported by the Servicer or the related Subservicer;

                  (ii) any Net Liquidation Proceeds allocable as a recovery of principal and any Subsequent Recovery Amounts received in connection with such Mortgage Loan during the related Collection Period;

                  (iii) if such Mortgage Loan was repurchased by the Seller pursuant to the Purchase Agreement during the related Collection Period, 100% of the Principal Balance thereof as of the date of such purchase and if any Eligible Substitute Loan is substituted for a Deleted Loan, the Substitution Adjustment Amount; and

                  (iv) any other amounts received as payments on or proceeds of such Mortgage Loan during the Collection Period, to the extent applied in reduction of the Principal Balance thereof;

provided, however, that Principal Collections shall be reduced by any amounts withdrawn from the Custodial Account pursuant to clauses (d) and (j) of Section
3.04 of the Servicing Agreement, and shall not include any portion of such amounts attributable to any Excluded Amount in respect of any Mortgage Loan that are allocable to principal of such Mortgage Loan and not otherwise excluded from the amounts specified in (i) through (iv) above.

         Principal Distribution Amount: For any Payment Date (i) during the Revolving Period, zero, (ii) during the Managed Amortization Period, Net Principal Collections for the Mortgage Loans, less (x) amounts paid to Certificateholders in respect of the Additional Balance Increase Amount for that Payment Date and (y) any Overcollateralization Release Amount, plus the amount, if any, transferred from the Funding Account to the Note Payment Account pursuant to Section 3.19(d)(iii) of the Servicing Agreement, (iii) during the
Rapid Amortization Period, Principal Collections for the Mortgage Loans; provided, however, that on any Payment Date during the Managed Amortization Period or the Rapid Amortization Period, the Principal Distribution Amount for such Payment Date shall include, from Excess Spread, to the extent available or, to the extent not available, from a draw on the Policy (but only to the extent the Overcollateralization Amount is zero), an amount equal to the aggregate of the Liquidation Loss Amounts, if any, for such Payment Date, but only to the extent necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount, and (iv) the Outstanding Note Balance on the Final Payment Date.

         Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

         Promotional Advance: Any Draw made by a Mortgagor pursuant to a promotional program offered by the Servicer to qualified borrowers that provides for a reduced interest rate on such Draw for a specified period, pursuant to which principal payments by such Mortgagor will be applied to reduce the principal amount of any Promotional Advance prior to other outstanding Draws on such Mortgage Loan.

         Promotional Rate: A modified interest rate on a Mortgage Loan, modified in connection with any Promotional Advance offered to Mortgagors.

         Prospectus Supplement: The prospectus supplement dated June 17, 2004, relating to the Notes.

         Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of the Closing Date, between the Seller and Servicer and the Purchaser.

         Purchase Price: The amounts specified in Section 2.3(a) of the Purchase Agreement.

         Purchaser: Wachovia Asset Securitization Issuance, LLC as purchaser under the Purchase Agreement, and its successors and assigns.

         Rapid Amortization Event:  Any one of the following events:

                  (a) the failure on the part of the Seller (i) to make any payment or deposit required to be made under the Purchase Agreement within three Business Days after the date such payment or deposit is required to be made; or (ii) to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Purchase Agreement, which failure continues unremedied for a period of 60 days after written notice and such failure materially and adversely affects the interests of the Securityholders or the Enhancer; provided, however, that a Rapid Amortization Event shall not be deemed to have occurred if Seller has repurchased or caused to be repurchased or substituted for the affected Mortgage Loan during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Enhancer) in accordance with the provisions of the Purchase Agreement;

                  (b) if any representation or warranty made by the Seller in the Purchase Agreement proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 90 days after written notice and as a result of which the interests of the Securityholders or the Enhancer are materially and adversely affected; provided, however, that a Rapid Amortization Event shall not be deemed to have occurred if the Seller has repurchased or caused to be repurchased or substituted for the affected Mortgage Loan during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Enhancer) in accordance with the provisions of the Purchase Agreement;

                  (c) the entry against the Seller of a decree or order by a court or agency or supervisory authority having jurisdiction under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Depositor or its property, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                  (d) the Seller shall voluntarily submit to Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law relating to the Seller or of or relating to all or substantially all of its property; or the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

                  (e) the  Issuer  shall  become  subject to  regulation  by the
         Commission  as  an  investment   company  within  the  meaning  of  the
         Investment Company Act of 1940, as amended;

                  (f) a Servicing Default shall occur and be unremedied under the Servicing Agreement and a qualified successor Servicer shall not have been appointed;

                  (g) the occurrence of a draw on the Policy, and the failure of the Enhancer to be reimbursed for such draw in accordance with the Insurance Agreement, which failure continues unremedied for a period of ninety (90) days after written notice to the Servicer;

                  (h) the Issuer (or a portion thereof) is determined to be a taxable mortgage pool or an association (or a publicly-traded partnership) taxable as a corporation or a taxable mortgage pool for federal income tax purposes;

                  (i) an event of default under the Insurance Agreement; or

                  (j) an Event of Default has occurred and continues beyond the expiration of the applicable cure period.

                  (k) In the case of any event  described in (a),  (b),  (f), or
         (i), a Rapid Amortization Event shall be deemed to have occurred only if, after any applicable grace period described in such clauses, any of the Indenture Trustee, the Enhancer or, with the consent of the Enhancer, Securityholders evidencing not less than 51% of the aggregate Securities Balance, by written notice to the Seller, the Servicer, the Depositor and the Owner Trustee (and to the Indenture Trustee, if given by the Enhancer or the Securityholders), declare that a Rapid Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c), (d), (e), (g), (h) or (j), a Rapid Amortization Event shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee, the Securityholders or the Enhancer immediately upon the occurrence of such event; provided, however, that any Rapid Amortization Event may be waived and deemed of no effect with the written consent of the Enhancer and each Rating Agency, subject to the satisfaction of any conditions to such waiver.

         Rapid Amortization Period: The period beginning on the earlier of (i) the first day following the end of the Managed Amortization Period and (ii) the occurrence of a Rapid Amortization Event, and ending upon the termination of the Issuer.

         Rating Agency: Each of Moody's, Standard & Poor's or, if any such organization or a successor thereto is no longer in existence, such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor and reasonably acceptable to the Enhancer, notice of which designation shall be given to the Indenture Trustee, the Paying Agent and the Servicer. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1+ or better in the case of Standard & Poor's and P-1 or better in the case of Moody's; and in the case of any other Rating Agency, shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's; and in the case of any other Rating Agency, shall mean such equivalent rating.

         Rating Event: The qualification, reduction or withdrawal by a Rating Agency of its then-current rating of the Notes, without regard to the Policy.

         Record Date: With respect to the Notes and any Payment Date, unless Notes are no longer held in book-entry form, the close of business on the Business Day immediately preceding such Payment Date and if the Notes are no longer held in book-entry form, the close of business on the last Business Day of the calendar month preceding the month of such Payment Date.

         Recovery Fee: A customary fee calculated based on additional recovery amounts charged for the collection of such additional recovery amounts on any Mortgage Loan after the date that such Mortgage Loan became a Liquidated Mortgage Loan.

         Reference Bank Rate: With respect to any Interest Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London, England time, on the first or the second LIBOR Business Day (as applicable) prior to the first day of such Interest Period to prime banks in the London interbank market in amounts approximately equal to the sum of the outstanding Note Balance of the Notes; provided, however, that at least two Reference Banks provide such rate. If fewer than two such rates are provided, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Servicer after consultation with the Enhancer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the Note Balance of the Notes. If no quotations can be obtained, the Reference Bank Rate will be the Reference Bank Rate applicable to the preceding Interest Period.

         Reference Banks: Shall mean at least three major banks in the London interbank market selected by the Paying Agent, as provided in the Indenture.

         Related Documents: With respect to each Mortgage Loan, the documents contained in the Mortgage File.

         Relief Act Shortfalls: With respect to any Payment Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the related Collection Period as a result of the application of the Servicemembers Civil Relief Act, formerly known as the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the shortfall, if any, equal to (i) one month's interest on the Principal Balance of such Mortgage Loan at the applicable Loan Rate, over (ii) the interest collectible on such Mortgage Loan during such Collection Period.

         REO Proceeds: Proceeds (net of any directly related expenses incurred by or on behalf of the Servicer for the proper operation, management and maintenance of the related REO Property and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities) received in respect of all REO Properties (including, without limitation, proceeds from the rental of the related Mortgaged Property) that are received prior to the final liquidation of such Mortgaged Property.

         REO Property: A Mortgaged Property that is acquired by the Trust in foreclosure or by deed in lieu of foreclosure.

         Representative: Wachovia Capital Markets, LLC, as representative of the Underwriters.

         Repurchase Event: With respect to any Mortgage Loan, either (i) a discovery that, as of the Closing Date with respect to an Initial Mortgage Loan or the related Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Mortgage Loan Schedule, (B) the lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are customarily accepted for similar loans and (D) other matters to which like properties are commonly subject that do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which either Seller delivers an affidavit certifying that the original Loan Agreement has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Loan Agreement.

         Repurchase Price: With respect to any Mortgage Loan required to be repurchased on any date pursuant to the Purchase Agreement, purchased by the Depositor pursuant to the Trust Agreement or purchased by the Servicer pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Principal Balance thereof (without reduction for any amounts charged off) and
(ii) unpaid accrued interest at the Loan Rate (or with respect to the last day of the month in the month of repurchase, the Loan Rate will be the Loan Rate in effect as of the second to last day in such month) on the outstanding Principal Balance thereof from the Due Date to which interest was last paid by the related Mortgagor to the first day of the month following the month of purchase.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under the Servicing Agreement or the related Subservicing Agreement in respect of such Mortgage Loan.

         Responsible Officer: With respect to the Indenture Trustee, the Paying Agent or the Certificate Paying Agent, any officer of the Indenture Trustee, the Paying Agent or Certificate Paying Agent with direct responsibility for the administration of the Trust Estate pursuant to the Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Basic Documents.

         Revolving Period: The period beginning on the Closing Date and ending on the earlier of (i) June 30, 2005, and (ii) the occurrence of a Managed Amortization Event or a Rapid Amortization Event.

         Secretary of State: The Secretary of State of the State of Delaware.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         Securities Balance: The Note Balance or Certificate Balance, as the context may require.

         Security: Any Certificate or a Note, as the context may require.

         Securityholder: Any Noteholder or Certificateholder.

         Seller: Wachovia, as seller under the Purchase Agreement, and its successors and assigns.

         Servicer:  Wachovia, and its successors and assigns.

         Servicer Termination Triggers: A Servicer Termination Trigger will be hit if the percentage of cumulative losses on the Mortgage Loans (exclusive of the pro rata portion thereof relating to any Excluded Amount or the Additional Balances represented by Additional Balance Increase Amount) as of any date exceed the applicable percentage listed in the chart below of the Pool Balance as of the Closing Date:

        Months                   Percentage
        ------                   ----------
        1 - 24                      2.00%
        25 - 36                     2.75%
        37 - 48                     3.75%
        49 - 60                     4.25%
        61 - 72                     5.00%
        73+                         5.75%


         Servicing Advance: The meaning specified in Section 3.08 of the Servicing Agreement.

         Servicing Agreement: The Servicing Agreement dated as of the Closing Date among the Servicer, the Issuer, the Paying Agent and the Indenture Trustee.

         Servicing Certificate: A certificate completed and executed by a Servicing Officer on behalf of the Servicer in accordance with Section 4.01 of the Servicing Agreement.

         Servicing Default: Any one of the following events:

         (i) o any failure by the Servicer to deposit to the Custodial Account, the Funding Account, the Distribution Account or the Note Payment Account, any deposit required to be made under the terms of the Servicing Agreement that continues unremedied for a period of three (3) Business Days after the earlier of (A) the date upon which written notice of such failure shall have been given to the Servicer by the Issuer or the Indenture Trustee and (B) the first date on which the Servicer has actual knowledge of such failure;

         (ii) any failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in the Servicing Agreement, which failure, in each case, materially and adversely affects the interests of the Securityholders, and which failure continues unremedied for a period of 45 days after the earlier of (A) the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Servicer by the Issuer or the Indenture Trustee or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer and (B) the first date on which the Servicer has actual knowledge of such failure;

         (iii) the entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs; or

         (iv) the consent by the Servicer to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or the commencement of an involuntary case relating to the Servicer under any applicable federal or state bankruptcy, insolvency or other similar law and such case shall either be consented to by the Servicer or shall not have been dismissed or stayed within sixty (60) day of its commencement; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

         Servicing Fee: With respect to any Mortgage Loan and any Collection Period, the product of (i) the Servicing Fee Rate divided by 12 and (ii) the related Principal Balance as of the first day of such Collection Period.

         Servicing Fee Rate:  0.50% per annum.

         Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Paying Agent and the Enhancer) by the Servicer, as such list may be amended from time to time.

         Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

         Statutory Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess.ss.3801 et seq., as the same may be amended from time to time.

         Stepdown Cumulative Loss Test: With respect to any date of determination, a test that is met if the percentage of the cumulative losses on the Mortgage Loans (exclusive of the pro rata portion thereof relating to any Excluded Amount) as of such date of determination is less than the applicable percentage listed below of the aggregate Principal Balances of the Mortgage Loans as of the Closing Date:

        Months                   Percentage
        ------                   ----------
        31 - 48                     1.50%
        49 - 60                     2.00%
        61+                         2.50%


         Stepdown Date: The later to occur of (i) the thirty-first Payment Date and (ii) the Payment Date on which the Note Balance immediately prior to that Payment Date is less than or equal to 50% of the Initial Note Balance.

         Stepdown Delinquency Test: With respect to any date of determination, the Stepdown Delinquency Test shall be met if the six month rolling average sixty-day delinquency rate (including Mortgage Loans that are in foreclosure or are REO Loans) on the Mortgage Loans (exclusive of the pro rata portion thereof relating to any Excluded Draw) as of such date of determination is, measured as a percentage of the Pool Balance as of each date of determination, less than 3.50%.

         Subsequent Cut-Off Date: With respect to any Subsequent Mortgage Loan, the date specified in the related Subsequent Transfer Agreement.

         Subsequent Mortgage Loan: An adjustable rate home equity revolving line of credit (i) sold by the Seller to the Purchaser pursuant to Section 2.2 of the Purchase Agreement and the applicable Subsequent Transfer Agreement, or (ii) sold by the Depositor to the Issuer pursuant to Sections 3.01 and 3.05 of the Trust Agreement and the applicable Subsequent Transfer Agreement, as the context requires, such adjustable rate home equity revolving line of credit being identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement, as set forth in such Subsequent Transfer Agreement.

         Subsequent Recovery Amount: As of any Payment Date, amounts received by the Servicer (net of any related Servicing Fees, Recovery Fees and expenses permitted to be reimbursed pursuant to the Servicing Agreement) with respect to a Mortgage Loan that was treated as a Liquidated Mortgage Loan prior to the related Collection Period, and that resulted in a Liquidation Loss Amount.

         Subsequent Transfer Agreement: Each Subsequent Transfer Agreement, dated as of a Subsequent Transfer Date (i) executed by the Seller and the Purchaser substantially in the form of Exhibit 2 to the Purchase Agreement, or
(ii) executed by the Depositor and the Issuer substantially in the form of Exhibit J to the Trust Agreement, as the context requires, by which the related Subsequent Mortgage Loans are sold to the Purchaser or the Issuer, as applicable.

         Subsequent Transfer Date: With respect to each Subsequent Transfer Agreement, the date on which the related Subsequent Mortgage Loans are sold to the Purchaser or the Issuer, as applicable.

         Subsequent Transferred Property: Collectively with respect to each Subsequent Transfer Date, all of the right, title and interest of the Seller whether now owned or existing or hereafter created, arising, or acquired, in, to and under the following: (i) the related Subsequent Mortgage Loans (including the related Cut-Off Date Principal Balances then existing and all Additional Balances arising thereunder after the Subsequent Cut-Off Date through and including the date immediately preceding the commencement of the Rapid Amortization Period) and interest due or to become due thereon on and after the related Subsequent Cut-Off Date and money due or to become due in respect thereof, all interest accruing thereon, all monies due or to become due thereon, all collections in respect thereof received on or after the Subsequent Cut-Off Date and all accounts, chattel paper, general intangibles, contract rights and certificates of deposit related to the Subsequent Mortgage Loans; provided, however, that any Principal Balance represented by a Draw made during the Rapid Amortization Period and interest thereon and money due or to become due in respect thereof will not be or be deemed to be transferred to the Purchaser, and the Seller in such event shall retain ownership of each Principal Balance represented by each such Draw; (ii) the interest of the Seller in any insurance policies in respect of the Subsequent Mortgage Loans; (iii) the interest of the Seller in the Mortgages and the Loan Agreements related to each Subsequent Mortgage Loan and the other Related Documents and (iv) all proceeds of the foregoing.

         Subservicer: Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

         Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01 of the Servicing Agreement.

         Substitution Adjustment Amount: With respect to any Eligible Substitute Loan and any Deleted Loan, the amount, if any, as determined by the Servicer, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Securityholders in the month of substitution).

         Telerate Screen Page 3750: The display page so designated on the Bridge Telerate Capital Markets Report (or such other page as may replace page 3750 on such service for the purpose of displaying London interbank offered rates of major banks, or, if such service is no longer offered, such other service for displaying London interbank offered rates or comparable rates as may be selected by the Paying Agent after consultation with the Servicer.

         Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transfer Date: The Payment Date on which the Servicer, upon receipt of written notice and direction from the Issuer, shall cause the retransfer of Mortgage Loans from the Trust Estate to the Issuer, pursuant to Section 3.22(a) of the Servicing Agreement.

         Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transfer Notice Date: The fifth Business Day prior to the Transfer Date for which the Servicer shall give the Indenture Trustee, the Paying Agent, the Rating Agencies and the Enhancer a notice of the proposed retransfer of Mortgage Loans, pursuant to Section 3.22(a) of the Servicing Agreement.

         Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Transferred   Property:   The  Initial  Transferred  Property  and  the
Subsequent Transferred Property.

         Treasury Regulations: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

         Trust Agreement: The Trust Agreement dated as of the Closing Date, between the Owner Trustee and the Depositor.

         Trust Estate: The meaning specified in the Granting Clause of the Indenture.

         Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

         UCC: The Uniform Commercial Code, as in effect from time to time, as in effect in any specified jurisdiction.

         Underwriters:   Each  of  Wachovia  Capital  Markets,   LLC,  ABN  AMRO
Incorporated and Citigroup Global Markets Inc.

         Underwriting Agreement: The underwriting agreement dated June 17, 2004, among Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and the Depositor.

         Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

         Unpaid  Principal   Amount:  As  defined  in  Section  3.05(a)  of  the
Indenture.

         Wachovia: Wachovia Bank, National Association, a national banking association.

         Yield Maintenance Agreement: The Master Agreement dated as of June 24, 2004 between Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust and Wachovia, along with its Schedule and the Confirmation reference no. 413840.

         Yield Maintenance Provider: Wachovia.